                                                                   EXHIBIT 10.68

                          CREDIT AND SECURITY AGREEMENT

                            DATED AS OF MARCH 7, 2003

                                      AMONG

                    ALLIED RECEIVABLES FUNDING INCORPORATED,
                                  as Borrower,

                        ALLIED WASTE NORTH AMERICA, INC.,
                                  as Servicer,

                      BLUE RIDGE ASSET FUNDING CORPORATION,
                                   as a Lender

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                             as a Lender Group Agent

               THE CONDUIT LENDERS FROM TIME TO TIME PARTY HERETO,

               THE LIQUIDITY BANKS FROM TIME TO TIME PARTY HERETO,

             THE LENDER GROUP AGENTS FROM TIME TO TIME PARTY HERETO,

                                       AND

                  WACHOVIA BANK, NATIONAL ASSOCIATION, AS AGENT

                                TABLE OF CONTENTS


                                                                                       Page
                                                                                       ----
Article I The Advances..........................................................          2

   Section 1.1       Credit Facility............................................          2
   Section 1.2       Increases..................................................          2
   Section 1.3       Decreases..................................................          3
   Section 1.4       Deemed Collections; Borrowing Limit........................          3
   Section 1.5       Payment Requirements.......................................          4
   Section 1.6       Ratable Loans; Funding Mechanics; Liquidity Fundings.......          5

Article II Payments and Collections.............................................          5

   Section 2.1       Payment Obligations........................................          5
   Section 2.2       Collections Prior to Amortization..........................          6
   Section 2.3       Collections Following Amortization.........................          7
   Section 2.4       Payment Rescission.........................................          8
   Section 2.5       Calculation of CP Costs, Interest, Etc.....................          8

Article III Conduit Funding.....................................................          8

   Section 3.1       CP Costs...................................................          8
   Section 3.2       [Reserved].................................................          8
   Section 3.3       CP Costs Payments..........................................          8
   Section 3.4       Default Rate...............................................          8
Article IV Liquidity Bank Funding...............................................          9

   Section 4.1       Liquidity Bank Funding.....................................          9
   Section 4.2       Interest Payments..........................................          9
   Section 4.3       Selection and Continuation of Interest Periods.............          9
   Section 4.4       Liquidity Bank Interest Rates..............................         10
   Section 4.5       Suspension of the LIBO Rate................................         10
   Section 4.6       Default Rate...............................................         10

Article V Representations and Warranties........................................         11

   Section 5.1       Representations and Warranties of the Loan Parties.........         11

Article VI Conditions of Advances...............................................         15

   Section 6.1       Conditions Precedent to Effectiveness of Agreement.........         15
   Section 6.2       Conditions Precedent to All Advances and Reinvestments.....         15

Article VII Covenants...........................................................         16

   Section 7.1       Affirmative Covenants of the Loan Parties..................         16
   Section 7.2       Negative Covenants of the Loan Parties.....................         24

Article VIII Administration and Collection......................................         25

   Section 8.1       Designation of Servicer....................................         25
   Section 8.2       Duties of Servicer.........................................         26
   Section 8.3       Collection Notices.........................................         27
   Section 8.4       Responsibilities of Borrower...............................         28
   Section 8.5       Monthly Reports............................................         28
   Section 8.6       Servicing Fee..............................................         28
   Section 8.7       Servicer Indemnities.......................................         28

   Section 8.8       Servicer Covenants.........................................         30

Article IX Amortization Events..................................................         30

   Section 9.1       Amortization Events........................................         30
   Section 9.2       Remedies...................................................         33

Article X Indemnification.......................................................         33

   Section 10.1         Indemnities by the Loan Parties.........................         33
   Section 10.2         Increased Cost and Reduced Return.......................         36
   Section 10.3         Other Costs and Expenses................................         37
   Section 10.4         Taxes...................................................         37

Article XI The Agents...........................................................         41

   Section 11.1         Authorization and Action................................         41
   Section 11.2         Delegation of Duties....................................         41
   Section 11.3         Exculpatory Provisions..................................         42
   Section 11.4         Reliance................................................         42
   Section 11.5         Non-Reliance on Agent and Other Lenders.................         43
   Section 11.6         Reimbursement and Indemnification.......................         43
   Section 11.7         Individual Capacity.....................................         43
   Section 11.8         Successors..............................................         44

Article XII Assignments; Participations.........................................         44

   Section 12.1         Assignments.............................................         44
   Section 12.2         Participations..........................................         46

Article XIII Security Interest..................................................         46

   Section 13.1         Grant of Security Interest..............................         46
   Section 13.2         Termination after Final Payout Date.....................         46

Article XIV Miscellaneous.......................................................         47

   Section 14.1         Waivers and Amendments..................................         47
   Section 14.2         Notices.................................................         47
   Section 14.3         Ratable Payments........................................         48
   Section 14.4         Protection of Agent's Security Interest.................         48
   Section 14.5         Confidentiality.........................................         49
   Section 14.6         Bankruptcy Petition.....................................         49
   Section 14.7         Limitation of Liability.................................         50
   Section 14.8         CHOICE OF LAW...........................................         50
   Section 14.9         CONSENT TO JURISDICTION.................................         50
   Section 14.10        WAIVER OF JURY TRIAL....................................         50
   Section 14.11        Integration; Binding Effect; Survival of Terms..........         51
   Section 14.12        Counterparts; Severability; Section References..........         51
   Section 14.13        Wachovia Roles..........................................         51

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
EXHIBITS
--------
Exhibit I         Definitions

Exhibit II        Form of Borrowing Notice

Exhibit III       Places of Business of the Loan Parties; Locations of Records; Federal Employer
                  Identification Number(s)

Exhibit IV        Names of Collection Banks; Lock-Boxes & Collection Accounts

Exhibit V         Form of Compliance Certificate

Exhibit VI        Form of Collection Account Agreement

Exhibit VII       Form of Assignment Agreement

Exhibit VIII      Credit and Collection Policy

Exhibit IX        Form of Monthly Report

Exhibit X         [RESERVED]

Exhibit XI        Form of Performance Undertaking

Exhibit XII       [RESERVED]

Exhibit XIII      Form of Reduction Notice

SCHEDULES

Schedule A        Lender Groups, Lender Group Agents, Conduit Lenders and Liquidity Banks and
                  Commitments of Liquidity Banks

Schedule B        Documents to be Delivered to the Agent on or Prior to the Initial Purchase

Schedule C        Originators

                          CREDIT AND SECURITY AGREEMENT

      This Credit and Security Agreement, dated as of March 7, 2003 is entered into by and among:

      (a) Allied Receivables Funding Incorporated, a Delaware corporation ("Borrower"),

      (b) Allied Waste North America, Inc., a Delaware corporation ("Allied"), as initial Servicer (the Servicer together with Borrower, the "Loan Parties" and each, a "Loan Party"),

      (c) Each of the entities identified on Schedule A to this Agreement as a Conduit (together with any of their respective successors and assigns hereunder, the "Conduit Lenders"),

      (d) Each of the entities identified on Schedule A to this Agreement as a Liquidity Bank (together with any of their respective successors and assigns hereunder, the "Liquidity Banks"),

      (e) Each of the entities identified on Schedule A to this Agreement as a Lender Group Agent (together with any of their respective successor and assigns hereunder, (the "Lender Group Agents"),

      (f) Blue Ridge Asset Funding Corporation, a Delaware corporation ("Blue Ridge"), and

      (g) Wachovia Bank, National Association, as agent for the Lender Group (as defined herein) of which Blue Ridge is a party (in such capacity, the "Blue Ridge Agent"), as a Lender that is a member of the Blue Ridge Group (as defined below) and as agent for the Lenders hereunder or any successor agent hereunder (in such capacity, together with its successors and assigns hereunder, the "Agent").

      Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.

                             PRELIMINARY STATEMENTS

      Borrower desires to borrow from the Lenders from time to time.

      Each Conduit may, in its absolute and sole discretion, make Advances to Borrower from time to time.

      In the event that a Conduit declines to make any Advance, the Liquidity Banks that are members of the related Lender Group shall, at the request of Borrower, make Advances from time to time.

      Wachovia Bank, National Association has been requested and is willing to act as Agent on behalf of the Lenders in accordance with the terms hereof.

                                   ARTICLE I

                                  THE ADVANCES

      SECTION 1.1 CREDIT FACILITY.

      (a) Upon the terms and subject to the conditions hereof, from time to time on and after the Initial Funding Date and prior to the Facility Termination
Date:

            (i) Borrower may, at its option, request Advances from the Lenders in an aggregate principal amount at any one time outstanding not to exceed the lesser of the Aggregate Commitment and the Borrowing Base (such lesser amount, the "Borrowing Limit");

            (ii) subject to the terms and conditions of this Agreement, each Lender Group shall make available Loans in an amount equal to the lesser of such Lender Group's Lender Group Limit and its Lender Group Share of the Advance requested, as provided for herein; and

            (iii) any Conduit may, at its option, make available its Lender Group Share of the requested Advance, or if any Conduit shall decline to make available its Lender Group Share of any Advance requested prior to the Commitment Termination Date, except as otherwise provided in Section 1.2, the Liquidity Banks that are members of the related Lender Group severally agree to make Loans in an amount equal to the lesser of such Lender Group's Lender Group Limit and the related Lender Group Share of the requested Advance, it being understood that no Liquidity Bank shall have any obligation to make any Loan after the Commitment Termination Date.

      Each of the Advances, and all other Obligations, shall be secured by the Collateral as provided in Article XIII. It is the intent of each Conduit to fund its Lender Group Share of all Advances by the issuance of Commercial Paper.

      (b) Borrower may, upon at least 30 days' notice to the Agent, terminate in whole or reduce in part, ratably among the Lender Groups, the unused portion of the Aggregate Commitment of the Liquidity Banks; provided that each partial reduction of the Aggregate Commitment shall be in an amount equal to at least $10,000,000 (or a larger integral multiple of $1,000,000 if in excess thereof). Each such reduction shall reduce the Commitments of the Liquidity Banks of each Lender Group ratably among such Liquidity Banks in such Lender Group.

      SECTION 1.2 INCREASES.

      Borrower shall provide the Agent and each Lender Group Agent with at least two (2) Business Days' prior notice in a form set forth as Exhibit II hereto of each Advance (each, a "Borrowing Notice"). Each Borrowing Notice shall be subject to Section 6.2 hereof and shall be irrevocable and shall specify the requested increase in Aggregate Principal (which shall not be less than $1,000,000 or a larger integral multiple of $100,000) and the Borrowing Date (which, in the case of any Advance after the initial Advance hereunder, shall only be on a Settlement

Date) and, in the case of an Advance requested on or before the Commitment Termination Date and to be funded by the Liquidity Banks, the requested Interest Rate and Interest Period. Following receipt of a Borrowing Notice, each Lender Group Agent will determine whether related Conduit will make available such Lender Group's Lender Group Share of the requested Advance. If any Conduit or the related Lender Group Agent determines that such Conduit will not make available the related Lender Group's Lender Group Share of a proposed Advance, then such Lender Group's Lender Group Share of a proposed Advance will be made by the related Liquidity Banks and such Loan will accrue CP Costs for the period from the date such Loan is made to the end to the then current Settlement Period. On the date of each Advance, upon satisfaction of the applicable conditions precedent set forth in Article VI, each Conduit or the related Liquidity Banks (with respect to Advances requested on or before the Commitment Termination Date), as applicable, shall wire transfer, or cause to be wire transferred, immediately available funds to the Facility Account in an amount equal to (a) in the case of a Conduit, its Lender Group Share of the principal amount of the requested Advance or (b) in the case of a Liquidity Bank, such Liquidity Bank's Pro Rata Share of its Lender Group Share of the principal amount of the requested Advance.

      SECTION 1.3 DECREASES.

      Except as provided in Section 1.4, Borrower shall provide the Agent with prior written notice in conformity with the Required Notice Period and in a form set forth as Exhibit XIII hereto (a "Reduction Notice") of any proposed reduction of Aggregate Principal. Such Reduction Notice shall designate (a) the date (the "Proposed Reduction Date") upon which any such reduction of Aggregate Principal shall occur (which date shall give effect to the applicable Required Notice Period) and (b) the amount of Aggregate Principal to be reduced (the "Aggregate Reduction"), which shall be applied ratably among all Lender Groups and, within each Lender Group, to the Loans specified by Borrower in the Reduction Notice, or if no Loans are so specified, ratably to the Loans of the related Conduit and the Liquidity Banks. Only one (1) Reduction Notice shall be outstanding at any time.

      SECTION 1.4 DEEMED COLLECTIONS; BORROWING LIMIT.

      (a)   If on any day on or after the Initial Funding Date:

            (i) the Outstanding Balance of any Receivable is reduced as a result of any defective or rejected goods or services, any cash discount or any other adjustment by any Originator or any Affiliate thereof, or as a result of any tariff or other governmental or regulatory action, or

            (ii) the Outstanding Balance of any Receivable is reduced or canceled as a result of a setoff in respect of any claim by the Obligor thereof (whether such claim arises out of the same or a related or an unrelated transaction), or

            (iii) the Outstanding Balance of any Receivable is reduced on account of the obligation of any Originator or any Affiliate thereof to pay to the related Obligor any rebate or refund, or

            (iv) the Outstanding Balance of any Receivable is less than the amount included in calculating the Net Pool Balance for purposes of any Monthly Report (for any reason other than such Receivable becoming a Defaulted Receivable), or

            (v) any of the representations or warranties of Borrower set forth in Section 5.1(i), (j), (r), (s), (t) or (u) were not true when made with respect to any Receivable,

then, on such day, Borrower shall be deemed to have received a Collection of such Receivable (A) in the case of clauses (i) - (iv) above, in the amount of such reduction or cancellation or the difference between the actual Outstanding Balance and the amount included in calculating such Net Pool Balance, as applicable; and (B) in the case of clause (v) above, in the amount of the Outstanding Balance of such Receivable; provided, however, that in any such case, (1) provided that no Amortization Event has occurred, if after giving effect to a reduction in the Outstanding Balances of all affected Receivables in the amounts described in clauses (A) and (B) of this Section 1.4(a), a Borrowing Base Deficiency exists, Borrower shall immediately pay to each Lender Group Agent, in accordance with Section 1.4(b), an amount necessary to cure such Borrowing Base Deficiency or (2) if an Amortization Event has occurred, Borrower shall pay to the Collection Account, in immediately available funds, the amounts specified in clauses (A) or (B) of this Section 1.4(a), as applicable on the Business Day that Borrower or the Servicer becomes aware such breach exists.

      If, in accordance with clause (B) of Section 1.4(a), Borrower deposits or caused to be deposited in a Collection Account the Outstanding Balance of a Receivable, then, on the next Settlement Date, upon receipt by the Agent and each Lender Group Agent of a Monthly Report identifying such Receivable and the Outstanding Balance thereof, the Agent on behalf of the Secured Parties shall release its security interest in such Receivable and the Related Security and Collections (other than the related Deemed Collection) with respect thereto without any further action required on the part of Borrower, the Agent or the Secured Parties.

      (b) Borrower shall ensure that the Aggregate Principal at no time exceeds the Borrowing Limit. If at any time a Borrowing Base Deficiency exists, then Borrower shall immediately pay to each Lender Group Agent, in immediately available funds, an amount equal to such Lender Group Share of the amount necessary to reduce the Aggregate Principal, such that after giving effect to such payment the Aggregate Principal is less than or equal to the Borrowing Limit. Upon receipt of such funds, each Lender Group Agent shall apply such funds to the Loans specified by Borrower in writing to each Lender Group Agent, or if no Loans are so specified, ratably to the Loans of the related Conduit and the Liquidity Banks, such that after giving effect to such payment the related Lender Group Principal is less than or equal to the Lender Group Limit.

      SECTION 1.5 PAYMENT REQUIREMENTS.

      All amounts to be paid or deposited by any Loan Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 1:30 p.m. (New York City time) on the day when due in immediately available funds, and if not received by 1:30 p.m. (New York City time) shall be deemed to be received on the next succeeding

Business Day. If such amounts are payable to a Lender Group they shall be paid to the related Lender Group Agent's Account, for the account of such Lender Group, until otherwise notified by the applicable Lender Group Agent. Upon notice to Borrower, the Agent may debit the Facility Account for all amounts due and payable hereunder. All computations of CP Costs, Interest, per annum fees calculated as part of any CP Costs, per annum fees hereunder and per annum fees under each Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. Unless otherwise provided for herein, if any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.

      SECTION 1.6 RATABLE LOANS; FUNDING MECHANICS; LIQUIDITY FUNDINGS.

      (a) Each Advance hereunder shall consist of one or more Loans made by each Lender Group and, within each Lender Group, by the related Conduit and/or the related Liquidity Banks.

      (b) Each Lender funding any Loan shall transfer the principal amount of its Loan to its Lender Group Agent on the applicable Borrowing Date and each Lender Group Agent, subject to its receipt of such Loan proceeds, shall transfer such funds to the Facility Account on such Borrowing Date.

      (c) While it is the intent of each Conduit to fund the related Lender Group Share of each requested Advance through the issuance of its Commercial Paper, the parties acknowledge that if any Conduit is unable, or such Conduit or the related Lender Group Agent determines that it is undesirable, to issue Commercial Paper to fund all or any portion of its Lender Group Share of Loans, or is unable to repay such Commercial Paper upon the maturity thereof, such Conduit may put all or any portion of its Loans (including any requested Advance) to the Liquidity Banks for the related Lender Group at any time pursuant to the Liquidity Agreement for such Lender Group to finance or refinance any portion or all of its Lender Group Share of Loans through a Liquidity Funding to the extent available. The Liquidity Fundings may be Alternate Base Rate Loans or LIBO Rate Loans, or a combination thereof, selected by Borrower in accordance with Article IV, provided, however, that if a Conduit puts all or any portion of its Loans to the related Liquidity Banks for the purpose of funding a Borrowing Request, then such Loan will accrue CP Costs for the period from the date such Liquidity Funding is made to the end to the then current Settlement Period. Regardless of whether a Liquidity Funding constitutes the direct funding of a Loan, an assignment of a Loan made by the related Conduit or the sale of one or more participations in a Loan made by the related Conduit, each Liquidity Bank participating in a Liquidity Funding shall have the rights of a "Lender" hereunder with the same force and effect as if it had directly made a Loan to Borrower in the amount of its Liquidity Funding.

      (d) Nothing herein shall be deemed to commit any Conduit to make Loans.

                                   ARTICLE II

                            PAYMENTS AND COLLECTIONS

      SECTION 2.1 PAYMENT OBLIGATIONS.

      Borrower hereby promises to pay the following (collectively, the "Obligations"):

      (a) the Aggregate Principal on and after the Facility Termination Date as and when Collections are received;

      (b) the fees set forth in each Fee Letter on the dates specified therein;

      (c) all accrued and unpaid Interest on the Alternate Base Rate Loans on each Settlement Date applicable thereto;

      (d) all accrued and unpaid Interest on the LIBO Rate Loans on the last day of each Interest Period applicable thereto;

      (e) all accrued and unpaid CP Costs on the CP Rate Loans on each Settlement Date; and

      (f) all Broken Funding Costs and Indemnified Amounts upon demand.

      SECTION 2.2 COLLECTIONS PRIOR TO AMORTIZATION.

      (a) On and after the Initial Funding Date and prior to the Facility Termination Date, any Deemed Collections received by the Servicer and any other Collections received by the Servicer shall be held in trust by the Servicer for the payment of any accrued and unpaid Obligations or for a Reinvestment as provided in this Section 2.2. If at any time any Collections are received by the Servicer on and after the Initial Funding Date and prior to the Facility Termination Date, Borrower hereby requests, and each Lender, each Lender Group Agent and the Agent hereby agrees, that simultaneously with such receipt, such funds shall be reinvested by Borrower in the purchase of additional Eligible Receivables (each, a "Reinvestment") such that after giving effect to such Reinvestment, the Aggregate Principal is less than or equal to the Borrowing Limit.

      (b) On each Settlement Date prior to the Facility Termination Date, the Servicer shall remit to each Lender Group Agent's Account, for distribution to the Persons specified below, from Collections received during the related Settlement Period, the following amounts in the order specified:

            first, ratably among each Lender Group in accordance with the Lender Group Shares, to the payment of all accrued and unpaid CP Costs, Interest and Broken Funding Costs (if any) of each Lender Group that are then due and owing, second, ratably among each Lender Group in accordance with the Lender Group Shares, to the payment of all accrued and unpaid fees under each Fee Letter that are then due and owing,

            third, to the accrued and unpaid Servicing Fee,

            fourth, if required under Section 1.3 or 1.4, to the ratable reduction, among each Lender Group in accordance with the Lender Group Shares, of the Aggregate Principal, fifth, for the ratable payment, among each Lender Group in accordance with the Lender Group Shares, of all other unpaid Obligations, if any, that are then due and owing, and sixth, the balance, if any, to Borrower or otherwise in accordance with Borrower's instructions.

Collections applied to the payment of Obligations shall be distributed to each Lender Group Agent in accordance with the aforementioned provisions and in accordance with each of the priorities set forth above in this Section 2.2(a). Upon receipt of any such funds, each Lender Group Agent shall distribute such funds to the appropriate members of its Lender Group.

      SECTION 2.3 COLLECTIONS FOLLOWING AMORTIZATION.

      On (a) each day on which any of the conditions precedent set forth in
Section 6.2 are not satisfied, (b) the Facility Termination Date and (c) each day thereafter, the Servicer shall set aside and hold in trust, for the Secured Parties, all Collections received on such day. On and after the Facility Termination Date, the Servicer shall, on each Settlement Date and on each other Business Day specified by the Agent (after deduction of any accrued and unpaid Servicing Fee as of such date): (i) remit to the Agent the amount due pursuant to clause first below and (ii) then, to each Lender Group Agent's Account such Lender Group's Lender Group Share of the remaining amounts set aside pursuant to the preceding sentence, and each Lender Group Agent shall apply such amounts as follows:

            first, to the reimbursement of the Agent's out-of-pocket costs of collection and enforcement of this Agreement,

            second, ratably among each Lender Group in accordance with the Lender Group Shares, to the payment of all accrued and unpaid CP Costs, Interest and Broken Funding Costs of such Lender Group, third, ratably among each Lender Group in accordance with the Lender Group Shares, to the payment of all accrued and unpaid fees under the Fee Letter for such Lender Group,

            fourth, ratably among each Lender Group in accordance with the Lender Group Shares, to the reduction of Aggregate Principal,

            fifth, ratably among each Lender Group in accordance with the Lender Group Shares, for the payment of all other unpaid Obligations, and sixth, after the Obligations have been indefeasibly reduced to zero, to Borrower.

Collections applied to the payment of Obligations shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth above in this Section 2.3(b), shall be shared ratably (within each priority) among the members of each Lender Group in accordance with the amount of such Obligations owing to each of them in respect of each such priority.

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



      SECTION 2.4 PAYMENT RESCISSION.

      No payment of any of the Obligations shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Borrower shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the applicable Lender Group Agent (for application to the Person or Persons with the related Lender Group who suffered such rescission, return or refund) the full amount thereof, plus Interest on such amount at the Default Rate from the date of any such rescission, return or refunding.

      SECTION 2.5 CALCULATION OF CP COSTS, INTEREST, ETC.

      Not later than the 3rd Business Day immediately preceding each Monthly Reporting Date, the Lender Group Agent on behalf of each Lender Group shall (a) calculate, for the Calculation Period then most recently ended, the following amounts for the related Lender Group: (i) the CP Costs applicable to all CP Rate Loans for the related Conduit for such Calculation Period, (ii) the aggregate amount of Interest applicable to all Liquidity Fundings for such Lender Group for such Calculation Period, (iii) the fees payable to such Lender Group for such Calculation Period, (iv) any Broken Funding Costs for such Lender Group for such Calculation Period, and (v) any other amounts payable to such Lender Group hereunder for such Calculation Period and (b) notify Borrower in writing of each such amount (and how such amount was calculated) on such day.

                                  ARTICLE III

                                 CONDUIT FUNDING

      SECTION 3.1 CP COSTS.

      Borrower shall pay CP Costs with respect to the principal balance of each Conduit's Loans from time to time outstanding. Each Conduit Loan that is funded with Commercial Paper will accrue CP Costs each day.

      SECTION 3.2 [RESERVED].

      SECTION 3.3 CP COSTS PAYMENTS.

      On each Settlement Date, Borrower shall pay to each Lender Group Agent (for the benefit of the related Conduit) an amount equal to all accrued and unpaid CP Costs for such Lender Group in respect of the principal associated with all CP Rate Loans of such Conduit for the Calculation Period then most recently ended in accordance with Article II.

      SECTION 3.4 DEFAULT RATE.

      From and after the occurrence of an Amortization Event, all Conduit Loans shall accrue Interest at the Default Rate and shall cease to be CP Rate Loans.

                                   ARTICLE IV

                             LIQUIDITY BANK FUNDING

      SECTION 4.1 LIQUIDITY BANK FUNDING.

      Prior to the occurrence of an Amortization Event, the outstanding principal balance of each Liquidity Funding shall, subject to the provisions of
Section 1.2 and 1.6(c) relating to Loans made by any Lender, accrue interest for each day during its Interest Period at either the LIBO Rate or the Alternate Base Rate in accordance with the terms and conditions hereof. Subject to the provisions of Section 1.2 and 1.6(c) relating to Loans made by any Lender, until Borrower gives notice to the Lender Group Agent for each Lender Group of another Interest Rate in accordance with Section 4.4, the initial Interest Rate for any Loan made by any Conduit that is transferred to the Liquidity Banks for such Conduit's Lender Group pursuant to the related Liquidity Agreement shall be the Alternate Base Rate (unless the Default Rate is then applicable). If the Liquidity Banks of a Lender Group acquire by assignment from the related Conduit any Loan pursuant to the Liquidity Agreement for such Lender Group, each such Loan so assigned shall be deemed to have an Interest Period commencing on the date of any such assignment.

      SECTION 4.2 INTEREST PAYMENTS.

      On the last day of each Interest Period for each Liquidity Funding, Borrower shall pay to the applicable Lender Group Agent (for the benefit of the related Liquidity Banks) the accrued and unpaid Interest for the entire Interest Period of each such Liquidity Funding of such Lender Group.

      SECTION 4.3 SELECTION AND CONTINUATION OF INTEREST PERIODS.

      (a) Subject to the provisions of Section 1.2 and 1.6(c) relating to Loans made by any Lender, Borrower shall from time to time request Interest Periods for the Liquidity Fundings of a Lender Group by providing notice to the related Lender Group Agent in accordance with the provisions of Section 4.4, provided that if at any time any Liquidity Funding is outstanding for a Lender Group, Borrower shall always request Interest Periods for such Lender Group such that at least one Interest Period for such Lender Group shall end on the next succeeding Settlement Date; provided, further, that if no Interest Period is so selected, the Interest Period shall be one month.

      (b) Borrower or a Lender Group Agent, upon notice to and consent by the other received at least three (3) Business Days prior to the end of an Interest Period (the "Terminating Tranche") for any Liquidity Funding of the related Lender Group, may, effective on the last day of the Terminating Tranche: (i) divide any such Liquidity Funding into multiple Liquidity Fundings, (ii) combine any such Liquidity Funding with one or more other Liquidity Fundings of such Lender Group that have a Terminating Tranche ending on the same day as such Terminating Tranche or (iii) combine any such Liquidity Funding with a new Liquidity Funding to be made by the Liquidity Banks of such Lender Group on the day such Terminating Tranche ends.

      SECTION 4.4 LIQUIDITY BANK INTEREST RATES.

      Subject to the provisions of Section 1.2 and 1.6(c) relating to Loans made by any Lender, Borrower may select the LIBO Rate or the Alternate Base Rate for each Liquidity Funding. Borrower shall by 1:30 pm (New York City time): (a) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Interest Rate and (b) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Alternate Base Rate is being requested as a new Interest Rate, give the applicable Lender Group Agent irrevocable notice of the new Interest Rate for the Liquidity Funding associated with such Terminating Tranche. Subject to the provisions of Section 1.2 and 1.6(c) relating to Loans made by any Lender, until Borrower gives notice to the applicable Lender Group Agent of another Interest Rate, the initial Interest Rate for any Loan transferred to the Liquidity Banks of a Lender Group pursuant to the Liquidity Agreement for such Lender Group shall be the Alternate Base Rate (unless the Default Rate is then applicable).

      SECTION 4.5 SUSPENSION OF THE LIBO RATE.

      (a) If any Liquidity Bank notifies the applicable Lender Group Agent that it has determined that funding its Pro Rata Share of the Liquidity Fundings for such Lender Group at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Liquidity Funding at such LIBO Rate by such Liquidity Bank, then such Lender Group Agent shall suspend the availability of such LIBO Rate and require Borrower to select the Alternate Base Rate for any Liquidity Funding of such Lender Group accruing Interest at such LIBO Rate.

      (b) If less than all of the Liquidity Banks of a Lender Group give a notice to the applicable Lender Group Agent pursuant to Section 4.5(a), then each Liquidity Bank which gave such a notice or requested such reimbursement or indemnity shall be obligated, at the request of Borrower to assign all of its rights and obligations hereunder to (A) another Liquidity Bank that is a member of the related Lender Group Agent, if such Liquidity Bank accepts such assignment or (B) another entity nominated by Borrower or the related Lender Group Agent that is an Eligible Assignee willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Liquidity Bank; provided that (1) the notifying Liquidity Bank receives payment in full, pursuant to an Assignment Agreement, of all Obligations owing to it (whether due or accrued), (2) the replacement Liquidity Bank otherwise satisfies the requirements of Section 12.1(b) and (3) such replacement Liquidity Bank shall be satisfactory to the Agent and the related Lender Group Agent.

      SECTION 4.6 DEFAULT RATE.

      From and after the occurrence of an Amortization Event, all Liquidity Fundings shall accrue Interest at the Default Rate.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

      SECTION 5.1 REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES.

      Each Loan Party hereby represents and warrants to the Agent, each Lender Group Agent and the Lenders, as to itself, as of the date hereof, as of the date of each Advance, of each Reinvestment and of each Settlement Date that:

      (a) Existence and Power. Such Loan Party's jurisdiction of organization is correctly set forth in the preamble to this Agreement. Such Loan Party is duly organized under the laws of that jurisdiction and no other state or jurisdiction, and such jurisdiction must maintain a public record showing the organization to have been organized. Such Loan Party is validly existing and in good standing under the laws of its state of organization. Such Loan Party is duly qualified to do business and is in good standing as a foreign entity, and has and holds all organizational power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

      (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Loan Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Borrower, Borrower's use of the proceeds of Advances made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Loan Party is a party has been duly executed and delivered by such Loan Party.

      (c) No Conflict. The execution and delivery by such Loan Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Loan Party or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

      (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Loan Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

      (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of such Loan Party's knowledge, threatened, against or affecting such Loan Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Loan Party is not in default with respect to any order of any court, arbitrator or governmental body.

      (f) Binding Effect. This Agreement and each other Transaction Document to which such Loan Party is a party constitute the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

      (g) Accuracy of Information. All information heretofore furnished by such Loan Party or any of its Affiliates to the Agent, any Lender Group Agent or the Lenders for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

      (h) Use of Proceeds. No proceeds of any Advance hereunder will be used (i) for a purpose that violates, or would be inconsistent with, (A) Section 7.2(e) of this Agreement or (B) Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

      (i) Good Title. Borrower is the legal and beneficial owner of the Receivables, Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Borrower's ownership interest in each Receivable, its Collections and the Related Security.

      (j) Perfection. This Agreement is effective to create a valid security interest in favor of the Agent for the benefit of the Secured Parties in the Collateral to secure payment of the Obligations, free and clear of any Adverse Claim except as created by the Transactions Documents. As of the Initial Funding Date, there have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (on behalf of the Secured Parties) security interest in the Collateral. Such Loan Party's jurisdiction of organization is a jurisdiction whose law generally requires information concerning the existence of a nonpossessory security interest to be made generally available in a filing, record or registration system as a condition or result of such a security interest's obtaining priority over the rights of a lien creditor which respect to collateral.

      (k) Places of Business and Locations of Records. The principal places of business and chief executive office of such Loan Party and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit III or such other locations of which the Agent has been notified in accordance with
Section 7.2(a) in jurisdictions where all action required by Section 14.4(a) has been taken and completed. Borrower's Federal Employer Identification Number is correctly set forth on Exhibit III.

      (l) Collections. The conditions and requirements set forth in Section 7.1(j) and Section 8.2 have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Borrower at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit IV. Borrower has not granted any Person, other than the Agent as contemplated by this Agreement, dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

      (m) Material Adverse Effect. (i) The initial Servicer represents and warrants that since December 31, 2002, no event has occurred that would have a material adverse effect on the financial condition or operations of the initial Servicer and its Subsidiaries or the ability of the initial Servicer to perform its obligations under this Agreement, and (ii) Borrower represents and warrants that since the date of this Agreement, no event has occurred that would have a material adverse effect on (A) the financial condition or operations of Borrower, (B) the ability of Borrower to perform its obligations under the Transaction Documents, or (C) the collectibility of the Receivables generally or any material portion of the Receivables.

      (n) Names. The name in which Borrower has executed this Agreement is identical to the name of Borrower as indicated on the public record of its state of organization which shows Borrower to have been organized. In the past five
(5) years, Borrower has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

      (o) Ownership of Borrower. Allied owns, directly or indirectly, 100% of the issued and outstanding capital stock of Borrower, free and clear of any Adverse Claim, other than any Adverse Claim subject to a written agreement between the Agent and Person holding such Adverse Claim, which agreement shall be in the form and substance of Section 9.16 of the Senior Credit Agreement (notwithstanding the definition of Senior Credit Agreement, as such Senior Credit Agreement exists on the Closing Date without giving effect to any amendment, modification, waiver, restatement, replacement or supplement thereof or thereto) and shall apply equally to any capital stock, notes or other interests in or obligations of Borrower, with the Agent expressly noted as a third party beneficiary of such agreement (the "Standstill Agreement") and the Standstill Agreement shall be executed by, and enforceable (as evidenced by a representation to such effect by the Performance Guarantor) against, each party thereto (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law) on or before June 5, 2003. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Borrower.

      (p) Not a Holding Company or an Investment Company. Such Loan Party is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Loan Party is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

      (q) Compliance with Law. Such Loan Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

      (r) Compliance with Credit and Collection Policy. Such Loan Party has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy, except in accordance with
Section 7.1(a)(vii).

      (s) Payments to Applicable Originator. With respect to each Receivable transferred to Borrower under the Receivables Sale Agreement, Borrower has given reasonably equivalent value (determined as of the date such Receivable was acquired by Borrower) to the applicable Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator of any Receivable under the Receivables Sale Agreement is or may be voidable under any section of the Federal Bankruptcy Code.

      (t) Enforceability of Contracts. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

      (u) Eligible Receivables. Each Receivable included in the Net Pool Balance as an Eligible Receivable on any date was an Eligible Receivable on such date.

      (v) Borrowing Limit. Immediately after giving effect to each Advance, each Reinvestment and each settlement on any Settlement Date hereunder, the Aggregate Principal is less than or equal to the Borrowing Limit.

      (w) Accounting. Each Loan Party accounts for the transactions contemplated by the Receivables Sale Agreement as a sale of the Receivables, Related Security and Collections.

                                   ARTICLE VI

                             CONDITIONS OF ADVANCES

      SECTION 6.1 CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT.

      The effectiveness of this Agreement is subject to the conditions precedent that (a) the Agent and each Lender Group Agent shall have received each of those documents listed on Schedule A to the Receivables Sale Agreement and identified therein as to be received on or before the Closing Date and each of those documents listed on Schedule B to this Agreement and identified therein as to be received on or before the Closing Date, and (b) the Agent and each Lender Group Agent shall have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the related Fee Letters.

      SECTION 6.2 CONDITIONS PRECEDENT TO ALL ADVANCES AND REINVESTMENTS.

      Each Advance, each Reinvestment and each rollover or continuation of any Advance shall be subject to the further conditions precedent that (a) the Servicer shall have delivered to the Agent and each Lender Group Agent on or prior to the date thereof, in form and substance satisfactory to the Agent, all Monthly Reports as and when due under Section 8.5; (b) the Facility Termination Date shall not have occurred; (c) the Agent and each Lender Group Agent shall have received such other approvals, opinions or documents as it may reasonably request, provided, however, no Advance, Reinvestment, or rollover or continuation of any Advance shall be subject to receipt by the Agent or any Lender Group Agent of any approval, opinion or document requested pursuant to this clause (c) unless reasonable prior notice has been given by the Agent or such Lender Group Agent requesting such approval, opinion or document and such approval, opinion or document has not been received on or before the second Settlement Date occurring after the date of such request; (d) on the date thereof, the following statements shall be true (and acceptance of the proceeds of such Advance or Reinvestment shall be deemed a representation and warranty by Borrower that such statements are then true):

            (i) the representations and warranties set forth in Section 5.1 are true and correct on and as of the date of such Advance (or such Settlement Date, as the case may be) such Reinvestment or rollover or continuation of any Advance as though made on and as of such date;

            (ii) no event has occurred and is continuing, or would result from such Advance (or the continuation thereof), that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Advance (or the continuation thereof) such Reinvestment or rollover or continuation of any Advance, that would constitute an Unmatured Amortization Event; and

            (iii) after giving effect to such Advance such Reinvestment or rollover or continuation of any Advance, the Aggregate Principal will not exceed the Borrowing Limit; and

(e) the Agent and each Lender Group Agent shall have received on or before the Initial Funding Date those documents listed on Schedule B hereto and identified therein as to be received on or before the Initial Funding Date.

                                  ARTICLE VII

                                   COVENANTS

   SECTION 7.1 AFFIRMATIVE COVENANTS OF THE LOAN PARTIES.

   Until the Final Payout Date, each Loan Party hereby covenants, as to itself, as set forth below:

      (a) Financial Reporting. It will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Agent and each Lender Group Agent:

            (i) Annual Reporting. Within 90 days after the close of each of its respective fiscal years, audited, unqualified financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for itself and its consolidated subsidiaries for such fiscal year certified by independent public accountants reasonably acceptable to the Agent and each Lender Group Agent.

            (ii) Quarterly Reporting. Within 45 days after the close of the first three (3) quarterly periods of each of its respective fiscal years, balance sheets for itself and its consolidated subsidiaries as at the close of each such period and statements of income and retained earnings and a statement of cash flows for such Person for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer.

            (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of
      Exhibit V signed by one of its Authorized Officers and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

            (iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to its shareholders, copies of all financial statements, reports and proxy statements so furnished.

            (v) S.E.C. Filings. Promptly upon the filing thereof, copies of all of its registration statements and annual, quarterly, monthly or other regular reports filed with the Securities and Exchange Commission.

            (vi) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Agent copies of the same.

            (vii) Change in Credit and Collection Policy. Promptly after the effectiveness of any material change in or amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice indicating such change or amendment; provided, that if any proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, the Agent's and each Lender Group Agent's prior written consent thereto shall be required. The Agent and each Lender Group Agent agrees that it will respond to any request referred to in this Section 7.1(a)(vii) within five (5) Business Days after receipt by the Agent of written request therefor.

            (viii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Loan Party as the Agent or a Lender Group Agent may from time to time reasonably request in order to protect the interests of the Agent and the Secured Parties under or as contemplated by this Agreement.

      Notwithstanding the foregoing, the Servicer's obligations pursuant to clauses (i), (ii), (iii), (iv) and (v) of Section 7.1(a) may be satisfied by delivery of the required financial statements, compliance certificates, shareholder statements and Securities and Exchange Commission filings of, relating to, or signed by an Authorized Officer of, as appropriate, the Performance Guarantor.

      (b) Notices. Such Loan Party will notify the Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

            (i) Amortization Events or Unmatured Amortization Events. The occurrence of each Amortization Event and each Unmatured Amortization Event, by a statement of an Authorized Officer of such Loan Party.

            (ii) Judgments and Proceedings. (A) (1) The entry of any judgment or decree against Performance Guarantor, the Servicer or any of their respective Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against Performance Guarantor, the Servicer and their respective Subsidiaries exceeds $50,000,000 after deducting (I) the amount with respect to which Performance Guarantor, the Servicer or any such Subsidiary, as the case may be, is insured and with respect to which the insurer has assumed responsibility in writing, and (II) the amount for which Performance Guarantor, the Servicer or any such Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to the Agent and each Lender Group Agent, and (2) the filing or commencement of, or of any threat or notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any governmental authority, against the Performance Guarantor or the Servicer that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, provided, however, that any notice required by this subclause (A)(2) shall be provided as soon as possible and in any event within five (5) Business Days after any Authorized Officer of such Loan Party has knowledge of such filing, commencement, threat or notice of intention; and (B) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against Borrower.

            (iii) Material Adverse Effect. Any development known to any Authorized Officer that has had, or could, individually or in the aggregate, reasonably be expected to have, a Material Adverse Effect.

            (iv) Termination Date. The occurrence of the "Termination Date" under and as defined in the Receivables Sale Agreement.

            (v) Defaults Under Other Agreements. The occurrence of a default or an event of default under any other financing arrangement (in the case of the Servicer, any financing arrangement or arrangements that, individually or in the aggregate, equal or exceed $50,000,000 or in the case of Borrower, any financing arrangement or arrangements that individually or in the aggregate, equal or exceed $5,000) pursuant to which such Loan Party is a debtor or an obligor.

            (vi) Notices under Receivables Sale Agreement. Copies of all notices delivered under the Receivables Sale Agreement.

            (vii) Downgrade of Servicer or Performance Guarantor. Any downgrade in the rating of any Indebtedness of the Servicer or of the Performance Guarantor by S&P or Moody's, setting forth the Indebtedness affected and the nature of such change.

      (c) Compliance with Laws and Preservation of Corporate Existence. Such Loan Party will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Loan Party will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

      (d) Audits. Such Loan Party will furnish to the Agent and each Lender Group Agent from time to time such information with respect to it and the Receivables as the Agent or any Lender Group Agent may reasonably request. Such Loan Party will, from time to time during regular business hours as requested by the Agent or a Lender Group Agent upon reasonable notice and at the sole cost of such Loan Party, permit the Agent and each Lender Group Agent, or its agents or representatives (and shall cause each Originator to permit the Agent and each Lender Group Agent or its agents or representatives): (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Collateral, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person's financial condition or the Collateral or any Person's performance under any of the Transaction Documents or any Person's performance under the Contracts and, in each case, with any of the officers or employees of Borrower or the

Servicer having knowledge of such matters (each of the foregoing examinations and visits, a "Review"); provided, however, that, so long as no Amortization Event has occurred and is continuing, (A) excluding the first Review after the Closing Date and any Reviews to ascertain compliance by the Servicer (and its Affiliates who are sub-servicers) with the requirements of Section 8.8, the Loan Parties shall only be responsible for the costs and expenses of two (2) Reviews in any one calendar year and (B) the Agent and the Lender Group Agents will not request more than four (4) Reviews in any one calendar year.

      (e) Keeping and Marking of Records and Books.

            (i) The Servicer will (and will cause each Originator to) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will (and will cause each Originator
      to) give the Agent and each Lender Group Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

            (ii) Such Loan Party will (and will cause each Originator to): (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Loans with a legend, acceptable to the Agent, describing the Agent's security interest in the Collateral and (B) upon the request of the Agent or any Lender Group Agent after an Amortization Event, deliver to the Agent all Contracts (including, without limitation, all multiple originals of any such Contract constituting an instrument, a certificated security or chattel paper) relating to the Receivables.

      (f) Compliance with Contracts and Credit and Collection Policy. Such Loan Party will (and will cause each Originator to) timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract; provided, however, any failure to so perform or comply shall not constitute a breach hereof except to the extent such failure or non-compliance could be reasonably expected to have a Material Adverse Effect.

      (g) Performance and Enforcement of Receivables Sale Agreement and other Transaction Documents. Borrower (i) will perform each of its obligations and undertakings under and pursuant to the Receivables Sale Agreement and the other Transaction Documents to which it is a party, (ii) will purchase Receivables thereunder in strict compliance with the terms of the Receivables Sale Agreement, (iii) will promptly enforce the rights and remedies accorded to Borrower under the Receivables Sale Agreement and (iv) will maintain the effectiveness of, and continue to perform under the Receivables Sale Agreement and the other Transaction Documents to which it is a party, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreement or any other Transaction Document to which it is a party, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreement or any Transaction Document or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Agent or otherwise as permitted by this Agreement. Borrower will take all actions necessary to perfect and enforce its rights and interests (and the rights and interests of the Agent, the Lender Group Agents and the Lenders as assignees of Borrower) under the Receivables Sale Agreement and as the Agent or any Lender Group Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement.

      (h) Ownership. Borrower will take all necessary action to (i) vest legal and equitable title to the Collateral purchased under the Receivables Sale Agreement irrevocably in Borrower, free and clear of any Adverse Claims (other than Adverse Claims in favor of the Agent, for the benefit of the Secured Parties) including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Borrower's interest in such Collateral and such other action to perfect, protect or more fully evidence the interest of Borrower therein as the Agent or any Lender Group Agent may reasonably request), and (ii) establish and maintain, in favor of the Agent, for the benefit of the Secured Parties, a valid and perfected first priority security interest in all Collateral, free and clear of any Adverse Claims, including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (for the benefit of the Secured Parties) security interest in the Collateral and such other action to perfect, protect or more fully evidence the interest of the Agent for the benefit of the Secured Parties as the Agent or any Lender Group Agent may reasonably request.

      (i) Lenders' Reliance. Borrower acknowledges that the Lenders are entering into the transactions contemplated by this Agreement in reliance upon Borrower's identity as a legal entity that is separate from each Originator. Therefore, from and after the date of execution and delivery of this Agreement, Borrower shall take all reasonable steps, including, without limitation, all steps that the Agent, any Lender Group Agent or any Lender may from time to time reasonably request, to maintain Borrower's identity as a separate legal entity and to make it manifest to third parties that Borrower is an entity with assets and liabilities distinct from those of each Originator and any Affiliates thereof (other than Borrower) and not just a division of any Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Borrower will:

            (i) conduct its own business in its own name and require that all full-time employees of Borrower, if any, identify themselves as such and not as employees of any Originator (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as Borrower's employees);

            (ii) compensate all employees, consultants and agents directly, from Borrower's own funds, for services provided to Borrower by such employees, consultants and agents and, to the extent any employee, consultant or agent of Borrower is also an employee, consultant or agent of any Originator or any Affiliate thereof, allocate the compensation of such employee, consultant or agent between Borrower and such Originator or such Affiliate, as applicable, on a basis that reflects the services rendered to Borrower and such Originator or such Affiliate, as applicable;

            (iii) clearly identify its offices (by signage or otherwise) as its offices and, if such office is located in the offices of any Originator, Borrower shall lease such office at a fair market rent;

            (iv) have a separate telephone number, which will be answered only in its name and separate stationery and checks in its own name;

            (v) conduct all transactions with each Originator and the Servicer (including, without limitation, any delegation of its obligations hereunder as Servicer) on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between Borrower and such Originator on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

            (vi) at all times have a Board of Directors consisting of at least three members, at least one member of which is an Independent Director;

            (vii) observe all corporate formalities as a distinct entity, and ensure that all corporate actions relating to (A) the selection, maintenance or replacement of the Independent Director, (B) the dissolution or liquidation of Borrower or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Borrower, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director);

            (viii) maintain Borrower's books and records separate from those of each Originator and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of any Originator or any Affiliate thereof;

            (ix) prepare its financial statements separately from those of each Originator and insure that any consolidated financial statements of any Originator or any Affiliate thereof that include Borrower and that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that Borrower is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Borrower;

            (x) except as herein specifically otherwise provided, maintain the funds or other assets of Borrower separate from, and not commingled with, those of any Originator or any Affiliate thereof and only maintain bank accounts or other depository accounts to which Borrower alone is the account party, into which Borrower alone makes deposits and from which Borrower alone (or the Agent hereunder) has the power to make withdrawals;

            (xi) pay all of Borrower's operating expenses from Borrower's own assets (except for certain payments by any Originator or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));

            (xii) operate its business and activities such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions as contemplated and authorized by this Agreement and the Receivables Sale Agreement and its Certificate of Incorporation and By-Laws; and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (A) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (B) the incurrence of obligations under this Agreement, (C) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement, to make payment to the applicable Originator thereunder for the purchase of Receivables from such Originator under the Receivables Sale Agreement, and (D) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

            (xiii) maintain its corporate charter in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its Certificate of Incorporation or By-Laws in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of this Agreement;

            (xiv) [RESERVED];

            (xv) maintain its corporate separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary.

            (xvi) maintain at all times the Required Capital Amount and refrain from making any dividend, distribution, redemption of capital stock or payment of any subordinated indebtedness which would cause the Required Capital Amount to cease to be so maintained; and

            (xvii) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Latham & Watkins, counsel for Borrower, in connection with the closing or initial Advance under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

      (j)   Collections.

            (i) Such Loan Party will cause (A) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (B) each Lock-

      Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to the Collateral are remitted directly to Borrower or any Affiliate of Borrower, Borrower will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, Borrower will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Lenders. Borrower will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Agent as contemplated by this Agreement.

            (ii) Borrower, or Servicer on behalf of Borrower, shall cause evidence to be delivered to Agent showing that each Lock-Box and each Collection Account is maintained in the name of Borrower.

      (k) Taxes. Such Loan Party will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Borrower will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of the Agent, any Lender Group Agent or any Lender.

      (l) Payment to Applicable Originator. With respect to any Receivable purchased by Borrower from any Originator, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Sale Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to such Originator in respect of the purchase price for such Receivable.

      (m) Accuracy of Information. Each Loan Party will cause all information furnished by such Loan Party or any of its Affiliates to the Agent, any Lender Group Agent or the Lenders for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby to be true and accurate in all material respects on the date such information is stated or certified and to not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

      (n) Standstill Agreement. Allied will, if the Agent is not a signatory of the Standstill Agreement, deliver, or cause to be delivered, to the Agent, prior to the execution of the Standstill Agreement, a final draft of the Standstill Agreement at least three (3) Business Days prior to the execution of the Standstill Agreement and the Agent shall have the right to request modifications and other changes to the final execution copy of the Standstill Agreement for the purpose of conforming such copy to the substance of Section 9.16 of the Senior Credit Agreement (notwithstanding the definition of Senior Credit Agreement, as such Senior Credit Agreement exists on the Closing Date without giving effect to any amendment, modification, waiver, restatement or supplement thereof or thereto).

      SECTION 7.2 NEGATIVE COVENANTS OF THE LOAN PARTIES.

      Until the Final Payout Date, each Loan Party hereby covenants, as to itself, that:

      (a)   Name Change, Offices and Records. Such Loan Party will not change
(i) its name as it appears in official filings in the jurisdiction of its organization, (ii) its status as a "registered organization" (within the meaning of Article 9 of any applicable enactment of the UCC), (iii) its organizational identification number, if any, issued by its jurisdiction of organization, or
(iv) its jurisdiction of organization unless it shall have: (A) given the Agent and each Lender Group Agent at least forty-five (45) days' prior written notice thereof; (B) at least ten (10) days prior to such change, delivered to the Agent all financing statements, instruments and other documents requested by the Agent or any Lender Group Agent in connection with such change or relocation and (C) caused an opinion of counsel acceptable to Agent and its assigns to be delivered to the Agent, each Lender Group Agent and their respective assigns that the Agent's security interest (for the benefit of the Secured Parties) is perfected and of first priority, such opinion to be in form and substance acceptable to the Agent and its assigns in their sole discretion.

      (b) Change in Payment Instructions to Obligors. Except as may be required by the Agent pursuant to Section 8.2(b), such Loan Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that the Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

      (c) Modifications to Contracts and Credit and Collection Policy. Except in compliance with the provisions of Section 7.1(a)(viii), such Loan Party will not make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in Section 8.2(d), the Servicer will not, and will not permit any Originator to, extend, amend or otherwise modify the terms of any Contract (in any manner that could adversely affect any outstanding Receivable) or any Receivable other than in accordance with the Credit and Collection Policy.

      (d) Sales, Liens. Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any of the Collateral, or assign any right to receive income with respect thereto (other than, in each case, the creation of a security interest therein in favor of the Agent as provided for herein), and Borrower will defend the right, title and interest of the Secured Parties in, to and under any of the foregoing property, against all claims of third parties claiming through or under Borrower or any Originator. Borrower will not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its assets, except as contemplated by the Transaction Documents.

      (e) Use of Proceeds. Borrower will not use the proceeds of the Advances for any purpose other than (i) paying for Receivables, Related Security and Collections under and in accordance with the Receivables Sale Agreement, including without limitation, making payments on the Subordinated Notes to the extent permitted thereunder and under the Receivables Sale Agreement, (ii) paying its ordinary and necessary operating expenses when and as due, and (iii) making Restricted Junior Payments to the extent permitted under this Agreement.

      (f) Termination Date Determination. Borrower will not designate the Termination Date, or send any written notice to any Originator in respect thereof, without the prior written consent of the Agent, except with respect to the occurrence of such Termination Date arising pursuant to Section 5.1(d) of the Receivables Sale Agreement and for terminations of Immaterial Originators.

      (g) Restricted Junior Payments. Borrower will not make any Restricted Junior Payment either (i) after the occurrence of any Unmatured Amortization Event or Amortization Event or (ii) if after giving effect thereto, Borrower's Net Worth would be less than the Required Capital Amount.

      (h) Borrower Indebtedness. Borrower will not incur or permit to exist any Indebtedness or liability on account of deposits except: (i) the Obligations and (ii) other current accounts payable arising in the ordinary course of business and not overdue.

      (i) Prohibition on Additional Negative Pledges. Borrower will not enter into or assume any agreement (other than this Agreement and the other Transaction Documents) prohibiting the creation or assumption of any Adverse Claim upon the Collateral except as contemplated by the Transaction Documents, or otherwise prohibiting or restricting any transaction contemplated hereby or by the other Transaction Documents.

                                  ARTICLE VIII

                          ADMINISTRATION AND COLLECTION

      SECTION 8.1 DESIGNATION OF SERVICER.

      (a) The servicing, administration and collection of the Receivables shall be conducted by such Person (the "Servicer") so designated from time to time in accordance with this Section 8.1. Allied is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Agent may, at any time from and after the occurrence of an Amortization Event, designate as Servicer any Person to succeed Allied or any successor Servicer provided that the Rating Agency Condition is satisfied.

      (b) Allied may delegate to the Originators, as sub-servicers of the Servicer, certain of its duties and responsibilities as Servicer hereunder in respect of the Receivables originated by such Originator. Without the prior written consent of the Agent and the Required Liquidity Banks, Allied shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) Borrower, (ii) the Originators, and (iii) with respect to certain Defaulted Receivables, outside collection agencies in accordance with its customary practices. Neither Borrower nor any Originator shall be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by Allied. If at any time the Agent shall designate as Servicer any Person other than Allied, all duties and responsibilities theretofore delegated by Allied to Borrower or the Originators may, at the discretion of the Agent, be terminated forthwith on notice given by the Agent to Allied and to Borrower and the Originators.

      (c) Notwithstanding the foregoing subsection (b), for so long as Allied is the Servicer: (i) Allied shall be and remain primarily liable to the parties hereto for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and (ii) each of the parties hereto shall be entitled to deal exclusively with Allied in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. For so long as Allied is the Servicer, no party hereto shall be required to give notice, demand or other communication to any Person other than Allied in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. Allied, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

      SECTION 8.2 DUTIES OF SERVICER.

      (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

      (b) The Servicer will instruct all Obligors to pay all Collections directly to a Lock-Box or Collection Account. The Servicer shall effect a Collection Account Agreement substantially in the form of Exhibit VI with each bank party to a Collection Account at any time. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Agent delivers to any Collection Bank a Collection Notice pursuant to Section 8.3, the Agent may request that the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Agent and, at all times thereafter, Borrower and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

      (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicer shall, upon the request of the Agent, segregate, in a manner acceptable to the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Borrower prior to the remittance thereof in accordance with Article II. If the Servicer shall be required to segregate

Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Agent such allocable share of Collections of Receivables set aside for the Lenders on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

      (d) Notwithstanding anything herein to the contrary, the Servicer may extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable or otherwise modify the terms of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof or minimize losses thereon; provided, however, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Defaulted Receivable, otherwise make such Receivable an Eligible Receivable or limit the rights of the Agent or any Secured Party under this Agreement.

      (e) The Servicer shall hold in trust for Borrower and the Secured Parties all Records that (i) evidence or relate to the Receivables, the related Contracts, Related Security and Collections or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Agent, deliver or make available to the Agent all such Records, at a place selected by the Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to Borrower any cash collections or other cash proceeds in accordance with Article II. The Servicer shall, from time to time at the request of any Lender Group Agent, furnish to such Lender Group Agent (promptly after any such request) a calculation of the amounts set aside for the Lenders pursuant to Article II.

      (f) Any payment by an Obligor in respect of any indebtedness owed by it to Originator or Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

      SECTION 8.3 COLLECTION NOTICES.

      The Agent is authorized at any time to date and to deliver to the Collection Banks the Collection Notices. Borrower hereby transfers to the Agent for the benefit of the Secured Parties, effective when the Agent delivers such notice, the exclusive ownership and control of each Lock-Box and the Collection Accounts. In case any authorized signatory of Borrower whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Borrower hereby authorizes the Agent, and agrees that the Agent shall be entitled (a) at any time after delivery of the Collection Notices, to endorse Borrower's name on checks and other instruments representing Collections, (b) at any time after the occurrence of an Amortization Event, to enforce the Receivables, the related Contracts and the Related Security, and (c) at any time after the occurrence of an Amortization Event, to take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Agent rather than Borrower.

      SECTION 8.4 RESPONSIBILITIES OF BORROWER.

      Anything herein to the contrary notwithstanding, the exercise by the Agent and the Secured Parties of their rights hereunder shall not release the Servicer, any Originator or Borrower from any of their duties or obligations with respect to any Receivables or under the related Contracts. Neither the Agent nor any of the Secured Parties shall have any obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Borrower.

      SECTION 8.5 MONTHLY REPORTS.

      The Servicer shall prepare and forward to the Agent and each Lender Group Agent (a) on each Monthly Reporting Date, a Monthly Report and an electronic file of the data contained therein and (b) at such times as the Agent or a Lender Group Agent shall reasonably request, (i) a listing by Obligor of all Receivables together with an aging of such Receivables and (ii) other interim reporting as may from time to time be reasonably requested by the Agent or a Lender Group Agent.

      SECTION 8.6 SERVICING FEE.

      As compensation for the Servicer's servicing activities on their behalf, the Lenders hereby agree to pay the Servicer the Servicing Fee, which fee shall be paid in arrears on each Settlement Date.

      SECTION 8.7 SERVICER INDEMNITIES.

      (a) Without limiting any other rights that the Agent or any Secured Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party for Indemnified Amounts actually awarded against or incurred by any of them arising out of or as a result of any Covered Servicing Matters (as defined below), excluding, however:

            (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

            (ii) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by the Lenders of Loans as a loan or loans by the Lenders to Borrower secured by the Receivables, the Related Security, the Collection Accounts and the Collections;

            (iii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are late, delinquent or uncollectible on account of the insolvency, bankruptcy, payment history or lack of creditworthiness of the related Obligor; or

            (iv) Indemnified Amounts to the extent the same arise as a result of the performance by the Servicer of its duties and obligations in accordance with the terms of this Agreement;

      provided, however, that nothing contained in this sentence shall limit the liability of the Servicer for amounts otherwise specifically provided to be paid by the Servicer under the terms of this Agreement.

      (b) Subject in each case to clause (a)(i), (ii), (iii) and (iv) above, each of the following shall be a "Covered Servicing Matter":

            (i) any representation or warranty made by any Servicer Party under or in connection with any Monthly Report, this Agreement, any other Transaction Document to which it is a party or that is delivered by it or any other information or report delivered by any Servicer Party pursuant hereto or thereto that shall have been false or incorrect when made or deemed made;

            (ii) the failure by any Servicer Party to service, collect or administer any Receivables Related Security or Contract related thereto in accordance with this Agreement, the related Contract, the Credit and Collection Policy (but subject to the provisions of this Agreement), applicable laws, rules and/or regulations (including, without limitation any failure by any Servicer Party to have or maintain any license or other government authorization, to be qualified to do business in any jurisdiction or to file any notice of business activities or similar report in such jurisdiction);

            (iii) any failure of any Servicer Party to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

            (iv) any suit or other claim arising out of or in connection with the servicing, administration or collection of any Contract or any Receivable or Related Security;

            (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable resulting from the servicing, administration or collection of such Receivable;

            (vi) the commingling of Collections of Receivables at any time with other funds of any Servicer Party or any failure of Collections to be deposited into a Lock-Box or a Collection Account as required by Section 8.2(b) hereof;

            (vii) any Amortization Event described in Section 9.1(g);

            (viii) any breach by any Servicer Party of any term of this Agreement or any other Transaction Document applicable to it which reduces or impairs the rights of the Agent or any other Person with respect to any Receivable or the value of any Receivable;

            (ix) any failure by the Servicer to maintain or to cause any Originator or Servicer Party to maintain, all indebtedness and other obligations owed to Borrower or any Originator that, on the date such indebtedness or other obligation arises (the "Creation Date") on the "Commercial Management System" (excluding Districts 338, 418, 777, 1251, 1625, 1626, 1639, 1726 and 1793) of any Originator or any Servicer Party, on such "Commercial Management System" (excluding Districts 338, 418, 777, 1251, 1625, 1626, 1639, 1726 and 1793) at all times from and after such Creation Date until such time as such indebtedness or other obligations are no longer subject to the terms of this Agreement.

            SECTION 8.8 SERVICER COVENANTS.

      (a) On or before July 31, 2003 the Servicer shall, and shall cause each of its Affiliates that acts as a sub-servicer to, install, test and fully implement, to the reasonable satisfaction of the Agent, any and all system modifications, upgrades or additions that may be necessary to permit the Servicer and each sub-servicer to track and report (in a manner acceptable to the Agent) on a Receivable-by-Receivable basis all short payments by Obligors of Receivables.

      (b) The Servicer shall maintain, and shall cause each Originator and Servicer Party to maintain, all indebtedness and other obligations owed to Borrower or any Originator that, on the Creation Date, are reported on the "Commercial Management System" (excluding Districts 338, 418, 777, 1251, 1625, 1626, 1639, 1726 and 1793) of any Originator or any Servicer Party, on such "Commercial Management System" (excluding Districts 338, 418, 777, 1251, 1625, 1626, 1639, 1726 and 1793) at all times from and after such Creation Date until such time as such indebtedness or other obligations are no longer subject to the terms of this Agreement.

      (c) At any time that any Receivables becomes subject to any dispute by the Obligor thereof, such Receivable shall be removed from the Borrowing Base and the Borrowing Base recalculated immediately upon a Servicer Party becoming aware of such dispute and the Servicer agrees to maintain such internal processes as are commercially reasonable to enable it to provide itself with such awareness.

      (d) The Servicer agrees to calculate and report to the Originators, Borrower and the Agent, the Discount Factor (as defined in the Receivables Sale Agreement) as required by the definition thereof in the Receivable Sale Agreement.

                                   ARTICLE IX

                               AMORTIZATION EVENTS

      SECTION 9.1 AMORTIZATION EVENTS.

      The occurrence of any one or more of the following events shall constitute an Amortization Event:

      (a) Any Loan Party or Performance Guarantor shall fail to make any payment or deposit required to be made by it under the Transaction Documents when due and, for any such payment or deposit which is not in respect of principal, such failure continues for three (3) consecutive Business Days.

      (b) Any representation, warranty, certification or statement made by Performance Guarantor or any Loan Party in any Transaction Document to which it is a party or in any other document delivered pursuant thereto shall prove to have been incorrect in any material respect when made or deemed made and, with respect to any such representation, warranty, certification or statement that was so incorrect and which can be cured, is not cured within ten (10) days after the earlier of (I) the date the Performance Guarantor or such Loan Party receives notice of such breach from the Agent or any Lender Group Agent and (II) the date an Authorized Officer of the Performance Guarantor or any Loan Party knows or should have known of such breach; provided, however, that the materiality threshold in the preceding clause shall not be applicable with respect to any representation, warranty, certification or statement that itself contains any materiality threshold, including Material Adverse Effect.

      (c) Any Loan Party shall fail to perform or observe any covenant contained in Section 7.2 (other than Section 7.2(a) or 7.2(c)) or in Section 8.5 and such failure continues for one (1) Business Day.

      (d) Any Loan Party or Performance Guarantor shall fail to perform or observe any other covenant or agreement under any Transaction Documents and such failure shall continue for fifteen (15) consecutive days, other than for Section 7.2(c) hereof, which shall be seven (7) consecutive days, after the earlier of
(I) the date the Performance Guarantor or such Loan Party receives notice of such breach from the Agent or any Lender Group Agent and (II) the date an Authorized Officer of the Performance Guarantor or any Loan Party knows or should have known of such breach.

      (e) Failure of Borrower to pay any Indebtedness (other than the Obligations) when due or the default by Borrower in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of Borrower shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

      (f) Failure of Performance Guarantor or any of its Subsidiaries other than Borrower to pay Indebtedness in excess of $50,000,000 in aggregate principal amount (hereinafter, "Material Indebtedness") when due; or the default by Performance Guarantor or any of its Subsidiaries other than Borrower in the performance of any term, provision or condition contained in Sections 6.01A, 6.05A, 6.06A, 6.08A, 6.11A, 6.13A, 6.14A, 6.15A or 6.16A of the Senior Credit
Agreement; or any Material Indebtedness of Performance Guarantor or any of its Subsidiaries other than Borrower shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

      (g) An Event of Bankruptcy shall occur with respect to Performance Guarantor, any Loan Party or any of their respective Subsidiaries.

      (h)   As at the end of any Calculation Period:

            (i) the three-month rolling average Delinquency Ratio shall exceed 2.3%,

            (ii) the three-month rolling average Default Ratio shall exceed 1.7%, or

            (iii) the three-month rolling average Dilution Ratio shall exceed
                  1.4%.

      (i)   A Change of Control shall occur.

      (j) (i) One or more final judgments for the payment of money in an aggregate amount of $11,625 or more shall be entered against Borrower or (ii) one or more final judgments for the payment of money in an amount in excess of $50,000,000, individually or in the aggregate, shall be entered against Performance Guarantor or any of its Subsidiaries (other than Borrower) on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and, in each case, such judgment shall continue unsatisfied and in effect for sixty (60) consecutive days without a stay of execution.

      (k) The "Termination Date" under and as defined in the Receivables Sale Agreement shall occur under the Receivables Sale Agreement (other than as a result of clauses (i) or (iii) of the definition of Facility Termination Date or clauses (i) or (iv) of the definition of Amortization Date) or any Originator, other than an Immaterial Originator (as defined in the Receivables Sale Agreement), shall for any reason cease to transfer, or any Originator cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Borrower under the Receivables Sale Agreement.

      (l) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Borrower, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Agent for the benefit of the Lenders shall cease to have a valid and perfected first priority security interest in the Collateral.

      (m) On any Settlement Date, after giving effect to the turnover of Collections by the Servicer on such date and payment of amounts by Borrower and, in each case, the application thereof to the Obligations in accordance with this Agreement, the Aggregate Principal shall exceed the Borrowing Limit.

      (n) The Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Performance Guarantor, or Performance Guarantor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability of its obligations thereunder.

      (o)   The Internal Revenue Service shall file notice of a lien pursuant to
Section 6323 of the Tax Code with regard to any of the Collateral and such lien shall not have been released within seven (7) days, or the PBGC shall impose a lien pursuant to Section 4068 of ERISA with regard to any of the Collateral.

      (p)   Any Plan of Performance Guarantor or any of its ERISA Affiliates:

            (i) shall fail to be funded in accordance with the minimum funding standard required by Section 412 of the Tax Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under Section 412 of the Tax Code or Section 303 of ERISA; or

            (ii) is being, or within the five years preceding the Closing Date, has been, terminated or the subject of termination proceedings under
      Section 4041(c) of ERISA; or

            (iii) shall require Performance Guarantor or any of its ERISA Affiliates to provide security under Section 401(a)(29) or 412 of the Tax Code or Section 306 or 307 of ERISA; or

            (iv) results in a liability to Performance Guarantor or any of its ERISA Affiliates under applicable law, or Title IV ERISA, other than a liability for PBGC premiums due but not delinquent under Section 4007 of ERISA, and there shall result from any such failure, waiver, termination or other event a liability to the PBGC or a Plan that would have a Material Adverse Effect.

      (q) Any event shall occur which has, or could be reasonably expected to have a Material Adverse Effect.

      SECTION 9.2 REMEDIES.

      Upon the occurrence and during the continuation of an Amortization Event, the Agent may, or upon the direction of the Required Liquidity Banks shall, take any of the following actions: (a) declare the Amortization Date to have occurred, whereupon the Aggregate Commitment shall immediately terminate and the Amortization Date shall forthwith occur, all without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party; provided, however, that upon the occurrence of an Event of Bankruptcy with respect to any Loan Party, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Loan Party and (b) exercise all rights and remedies of a secured party upon default under the UCC and other applicable laws. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Agent and the Lenders otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE X

                                 INDEMNIFICATION

      SECTION 10.1 INDEMNITIES BY THE LOAN PARTIES.

      Without limiting any other rights that the Agent or any Secured Party may have hereunder or under applicable law, Borrower hereby agrees to indemnify (and pay upon demand to) the Agent, each of the Secured Parties and each of the respective assigns, officers, directors, agents and employees of the foregoing (each, an "Indemnified Party") from and against any and all actual damages, losses, claims, liabilities, costs, expenses and for all other amounts payable (except any amounts payable with respect to taxes, which shall be governed exclusively by Section 10.4), including reasonable attorneys' fees (which attorneys may be employees of the Agent, any Lender Group Agent or any Lender) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the grant to, or acquisition by, the Agent for the benefit of the Secured Parties of a security interest in the Receivables, Related Security and Collections, excluding, however, Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification; provided, however, that nothing contained in this sentence shall limit the liability of Borrower or limit the recourse of the Lenders to Borrower for amounts otherwise specifically provided to be paid by Borrower under the terms of this Agreement. Without limiting the generality of the foregoing indemnification (but subject to the foregoing and except to the extent the Secured Parties have received payments or Borrower has adjusted the Borrowing Base as contemplated by Section 1.4(a)), Borrower shall indemnify the Indemnified Parties for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Borrower) relating to or resulting from:

                  (A) any representation or warranty made by any Loan Party or any Originator (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                  (B) the failure by Borrower to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of any Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

                  (C) any failure of Borrower to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                  (D) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

                  (E) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                        (F) the commingling of Collections of Receivables at any time with other funds;

                        (G) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of any Advance, the Collateral or any other investigation, litigation or proceeding relating to Borrower in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                        (H) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                        (I)   any Amortization Event described in Section
            9.1(g);

                        (J) any failure of Borrower to acquire and maintain legal and equitable title to, and ownership of any of the Collateral from the applicable Originator, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Borrower to give reasonably equivalent value to any Originator under the Receivables Sale Agreement in consideration of the transfer by such Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

                        (K) any failure to vest and maintain vested in the Agent for the benefit of the Secured Parties, or to transfer to the Agent for the benefit of the Secured Parties, a valid first priority perfected security interests in the Collateral, free and clear of any Adverse Claim (except as created by the Transaction Documents);

                        (L) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Collateral, and the proceeds thereof, whether at the time of any Advance or at any subsequent time;

                        (M) any action or omission by any Loan Party which reduces or impairs the rights of the Agent or the Lenders with respect to any Collateral or the value of any Collateral;

                        (N) any attempt by any Person to void any Advance or the Agent's security interest in the Collateral under statutory provisions or common law or equitable action;

                        (O) the failure of any Receivable included in the calculation of the Net Pool Balance as an Eligible Receivable to be an Eligible Receivable; and

                        (P) any Receivable arising under any Temporarily Eligible Municipal Contract.

      SECTION 10.2 INCREASED COST AND REDUCED RETURN.

      (a) If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any accounting board or authority (whether or not part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a "Regulatory Change"): (i) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (ii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the related Lender Group Agent, Borrower shall pay to such Lender Group Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction. For avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute an adoption, change, request or directive subject to this Section 10.2. Borrower's obligation to pay any amounts with respect to taxes shall be governed exclusively by Section 10.4.

      (b)   If Borrower is obligated to pay any Funding Source under this
Section 10.2 then such Funding Source shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Funding Source, such designation or assignment (i) would eliminate or reduce the total amounts payable pursuant to this Section 10.2 and Section 10.4, if any, in the future and (ii) would not subject such Funding Source to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Funding Source. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Funding Source in connection with any such designation or assignment.

      (c)   If Borrower is obligated to pay any Funding Source under this
Section 10.2 or if any Funding Source defaults in its obligation to fund Loans hereunder, then Borrower may (provided no Amortization Event or Unmatured Amortization Event has occurred), at its sole expense and effort, upon notice to such Funding Source and the Agent and the related Funding Source Group Agent require such Funding Source to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Article XII), all its interests, rights and obligations under this Agreement to an Eligible Assignee acceptable to the Lender Group Agent of the affected Funding Source Group that shall assume such obligations (which assignee may be another Funding Source, if a Funding Source accepts such assignment); provided that (i) Borrower shall have received the prior written consents of the Agent and the related Lender Group Agent, which consents shall not unreasonably be withheld, (ii) such Funding Source shall have received payment of an amount equal to the outstanding principal of its Loans and participations, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a payment under this Section 10.2, such assignment will result in a material reduction in such payments. A Funding Source shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Funding Source or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply.

      SECTION 10.3 OTHER COSTS AND EXPENSES.

      Borrower shall pay to the Agent and each Lender Group Agent on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the reasonable cost of any auditors auditing the books, records and procedures of Borrower, reasonable fees and out-of-pocket expenses of legal counsel for the Agent and for each Lender Group Agent with respect thereto and with respect to advising the Agent and each Lender Group Agent as to their respective rights and remedies under this Agreement. Borrower shall pay to the Agent and each Lender Group Agent on demand any and all costs and expenses of the Agent, such Lender Group Agent and the Lenders, if any, including reasonable fees and expenses for one counsel in connection with the enforcement of this Agreement against any of the Loan Parties and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event.

      SECTION 10.4 TAXES.

      (a) Any and all payments by the Borrower hereunder or under any other Transaction Document shall be made free and clear of and without deduction or withholding for or on account of any and all present or future taxes, levies, imposts, deductions, charges or withholdings, additions to tax, interest, penalties and all other liabilities with respect thereto imposed by the U.S., excluding (i) net income, franchise or similar taxes (including branch profits taxes or alternative minimum tax) based on or measured by net income that are imposed or levied on the Agent, any Conduit Lender, any Lender Group Agent, or any Funding Source (each, a "Tax Indemnitee") as a result of a connection between the Tax Indemnitee and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Tax Indemnitee having executed, delivered or performed its obligations or received a payment under, or enforced by, this Agreement) and (ii) in the case of any Foreign Tax Indemnitee, any taxes that are in effect and that would apply to a payment hereunder or under any other Transaction Document made to such Foreign Tax Indemnitee as of the date such Foreign Tax Indemnitee becomes a party to this Agreement or any other Transaction Document, or in the case of any other Tax Indemnitee which changes its lending office with respect to any Loan to an office outside the United States, any taxes that are in effect and would apply to a payment to such Tax Indemnitee as of the date of the change of the lending office; provided, however, that if such change was solely at the request of Borrower or required pursuant to the provisions of Section 10.2(b), then this Section 10.4(a)(ii) shall not apply; provided, further, however, that the computation of such Taxes and Other Taxes is consistent with the characterization for federal income tax purposes of the acquisition by such Tax Indemnitee of Loans as a loan or loans by such Tax Indemnitee to Borrower secured by the Receivables, the Related Security, the Collection Accounts and the Collections (all such non-excluded taxes, levies, imports, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). Notwithstanding the foregoing, the term "Taxes" shall include, with respect to a Foreign Tax Indemnitee that becomes a party to this Agreement as a result of an assignment or a Tax Indemnitee that changes its lending office to an office outside the U.S., taxes (or a portion thereof) that would have constituted Taxes in the hands of the assigning (or transferring) Tax Indemnitee (or lending office) under the preceding sentence as of the date of such assignment or change in the lending office. If the Borrower shall be required by law to deduct or withhold any Taxes from, or in respect of, any sum payable hereunder or under any other Transaction Document to a Tax Indemnitee: (i) the sum payable thereunder shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 10.4) the Tax Indemnitee or any of its respective Affiliates receives an amount equal to the sum it would have received had no such deductions or withholdings been made;
(ii) the Borrower shall make such deductions or withholdings; and (iii) the Borrower shall pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable laws.

      (b) In addition, the Borrower agrees to pay any present or future stamp, mortgage recording or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under other Transaction Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the other Transaction Documents (hereinafter referred to as "Other Taxes").

      (c) The Borrower will indemnify the Tax Indemnitees for the full amount of Taxes or Other Taxes arising in connection with payments made under this Agreement or any other Transaction Document paid by the Tax Indemnitees or any of their respective Affiliates and any liability (including penalties, additions to tax interest and other liabilities) arising therefrom or with respect thereto. Payment under this indemnification shall be made within thirty days from the date a Tax Indemnitee or any of its respective Affiliates makes written demand therefor; provided, however, that the Borrower shall not be obligated to make payment to such Tax Indemnitee (as the case may be) pursuant to this
Section 10.4(c) in respect of penalties, interest and other liabilities attributable to any Taxes or Other Taxes, if such penalties, interest and other liabilities are attributable to the gross negligence or willful misconduct of such Tax Indemnitee or its Affiliates. After a Tax Indemnitee receives written notice of the imposition of the Taxes or Other Taxes which are subject to this
Section 10.4, such Tax Indemnitee will act in good faith to promptly notify the Borrower of its obligations hereunder.

      (d) The Borrower will furnish to the Tax Indemnitees immediately after payment of any Taxes original or certified copies of tax receipts evidencing such payment by the Borrower or, if such receipts are not obtainable, other evidence of such payments by the Borrower reasonably satisfactory to the Tax Indemnitees.

      (e) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 10.4 shall survive the payment in full of all amounts due hereunder.

      (f) If the Borrower is required to pay additional amounts to or for the account of any Tax Indemnitee pursuant to this Section 10.4 as a result of a change in law or treaty occurring after such Tax Indemnitee first became a party to this Agreement, then such Tax Indemnitee will, at the request of the Borrower, either change the jurisdiction of its applicable lending office if such change (i) will eliminate or reduce the total amounts payable pursuant to
Section 10.2 (if any) and Section 10.4 which may thereafter accrue and (ii) is, in such Tax Indemnitee's sole, reasonable discretion, determined not to be materially disadvantageous or cause unreasonable hardship to such Tax Indemnitee, provided that fees, charges, costs or expenses that are related to such change shall be borne by the Borrower on behalf of a Tax Indemnitee, and the mere existence of such expenses, fees or costs shall not be deemed to be materially disadvantageous or cause undue hardship to the Tax Indemnitee or assign and delegate all its interests, rights and obligations under this Agreement in the manner described in Section 10.2(c).

      (g) Each Foreign Tax Indemnitee or any person receiving payments on its behalf shall deliver to the Borrower and the Agent, and if applicable, the assigning Tax Indemnitee, on or before the date on which it becomes a party to this Agreement:

            (i) two duly completed and signed copies of either Internal Revenue Service Form W-8BEN (claiming an exemption from or a reduction in U.S. withholding tax under an applicable treaty) or its successor form or Form W-8ECI (claiming an exemption from U.S. withholding tax as effectively connected income) or its successor form and any related applicable forms, as the case may be;

            (ii) in the case of a Foreign Tax Indemnitee that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Tax Code and that cannot comply with the requirements of clause (i) hereof, (x) a statement to the effect that such Tax Indemnitee is eligible for a complete exemption from withholding of U.S. Taxes under Tax Code Section 871(h) or 881(c), and (y) two duly completed and signed copies of Internal Revenue Service Form W-8BEN or successor and related applicable form;

            (iii) if such Foreign Tax Indemnitee or any person receiving payments on its behalf is a "qualified intermediary" within the meaning of Treasury Regulation Section 1.1441-1(e)(5)(ii), two properly completed Internal Revenue Service Form W-8IMY and any related documents required in conjunction with such Internal Revenue Service Form W-8IMY before the payment of any amounts under this Agreement; or

            (iv) if such Foreign Tax Indemnitee or any person receiving payments on behalf of a Foreign Tax Indemnitee is a "nonqualified intermediary" within the meaning of Treasury Regulation Section 1.1441-1(c)(14), two properly completed Internal Revenue Service Form W-8IMY and any related documents (including any forms described above) required in connection with such Internal Revenue Service Form W-8IMY before the payment of any amounts under this Agreement.

Further, each Foreign Tax Indemnitee agrees to deliver, following receipt of written request therefor from Borrower, to the Borrower and the Agent, and if applicable, the assigning Tax Indemnitee two further duly completed and signed copies of the above referenced forms, or successor and related applicable forms, on or before the date that any such form expires or becomes obsolete and promptly after the occurrence of any event requiring a change from the most recent form(s) previously delivered by it in accordance with applicable U.S. laws and regulations and to deliver promptly to the Borrower and the Agent, and if applicable, the assigning Tax Indemnitee, such additional statements and forms as shall be reasonably requested by the Borrower from time to time unless, in any such case, any change in law or regulation has occurred subsequent to the date such Foreign Tax Indemnitee became a party to this Agreement which renders all such forms inapplicable or which would prevent such Tax Indemnitee from properly completing and executing any such form with respect to it and such Tax Indemnitee promptly notifies the Borrower and the Agent if it is no longer able to deliver, or if it is required to withdraw or cancel, any form or statement previously delivered by it pursuant to this Section 10.4(g).

      (h) The Borrower shall not be required to pay any Taxes or Other Taxes pursuant to this Section 10.4 in respect of U.S. federal income taxes if the obligation to withhold with respect to such Taxes or Other Taxes results from, or would not have occurred but for, the failure of any Foreign Tax Indemnitee to deliver the forms described in the preceding Section 10.4(g) in the manner and at the times specified in such section; provided, however, that (i) the Borrower shall be required to pay any Taxes or Other Taxes resulting from a change in law (or interpretation thereof) that becomes effective after the date hereof and
(ii) should a Tax Indemnitee become subject to Taxes because of its failure to deliver the forms required hereunder, Borrower shall, at the expense of such Tax Indemnitee, take such steps as such Tax Indemnitee shall reasonably request to assist such Tax Indemnitee to recover such Taxes. A Foreign Tax Indemnitee shall not be required to deliver any form or statement pursuant to Section 10.4 that such Foreign Tax Indemnitee is not legally able to deliver.

      (i) If and to the extent that any Tax Indemnitee is able, in its reasonable discretion, to apply or otherwise take advantage of any offsetting tax credit or other similar tax benefit arising out of or in conjunction with any deduction or withholding which gives rise to an obligation on the Borrower to pay any Taxes or Other Taxes pursuant to this Section 10.4 then such Tax Indemnitee shall, to the extent that in its sole opinion it can do so without prejudice to the retention of the amount of such credit or benefit and without any other adverse tax consequences for such Tax Indemnitee, reimburse to the Borrower at such time as such tax credit or benefit shall have actually been received by such Tax Indemnitee such amount as such Tax Indemnitee shall have determined to be attributable to the relevant deduction or withholding and as will leave such Tax Indemnitee in no better or worse position than it would have been in if the payment of such Taxes or Other Taxes had not been required. Nothing in this paragraph shall require any Tax Indemnitee to make available to Borrower any tax return or information contained therein that such Tax Indemnitee deems to be confidential or proprietary.

                                   ARTICLE XI

                                   THE AGENTS

      SECTION 11.1 AUTHORIZATION AND ACTION.

      (a) Each Lender and each Lender Group Agent hereby designates and appoints Wachovia to act as its agent under the Transaction Documents, and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Transaction Documents, together with such powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth in any Transaction Document, or any fiduciary relationship with any Lender or any Lender Group Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into any Transaction Document or otherwise exist for the Agent. In performing its functions and duties under the Transaction Documents, the Agent shall act solely as agent for the Lenders and the Lender Group Agents and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Lender, any Lender Group Agent, any Loan Party or any of such Loan Party's successors or assigns. The Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Transaction Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the indefeasible payment in full of all Obligations. Each Lender and each Lender Group Agent hereby authorizes the Agent to file each of the UCC financing statements and each Collection Account Agreement on behalf of such Lender and such Lender Group Agent (the terms of which shall be binding on such Lender and Lender Group Agent).

      (b) Each Person in each Lender Group, on behalf of itself and its assigns, hereby designates and appoints the Person identified as the Lender Group Agent for such Lender Group in such Lender Group's Assignment Agreement to act as its agent hereunder and under each other Transaction Document, and authorizes such Lender Group Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Lender Group Agent by the terms of the this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto.

      SECTION 11.2 DELEGATION OF DUTIES.

      (a) The Agent may execute any of its duties hereunder and each Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

      (b) Each Lender Group Agent may execute any of its duties hereunder and each Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Lender Group Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

      SECTION 11.3 EXCULPATORY PROVISIONS.

      Neither the Agent, any Lender Group Agent nor any of their respective directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by any Loan Party contained in this Agreement, any Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received hereunder or under or in connection with, any Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Loan Party to perform its obligations hereunder or under any Transaction Document, or for the satisfaction of any condition specified in Article VI, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. Neither the Agent nor any Lender Group Agent shall be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any Transaction Document, or to inspect the properties, books or records of the Loan Parties. Neither the Agent nor any Lender Group Agent shall be deemed to have knowledge of any Amortization Event or Unmatured Amortization Event unless it has received notice of such event.

      SECTION 11.4 RELIANCE.

      The Agent and each Lender Group Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrower), independent accountants and other experts selected by it. The Agent and each Lender Group Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any Transaction Document unless it shall first receive such advice or concurrence of the Required Liquidity Banks, a majority in interest of the Liquidity Banks that are members of its Lender Group or (in the case of the Agent, in such instances as are provided for herein) all of the Lenders, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Lenders (in the case of the Agent) or the Lenders that are members of its Lender Group (in the case of a Lender Group Agent), provided that unless and until the Agent or a Lender Group Agent shall have received such advice, the Agent or such Lender Group Agent, as the case may be, may take or refrain from taking any action, as it shall deem advisable and in the best interests of the Lenders (in the case of the Agent) or the Lenders that are members of its Lender Group (in the case of a Lender Group Agent). The Agent and each Lender Group Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Liquidity Banks or all of the Lenders, as applicable (in the case of the Agent) or the Lenders that are members of its Lender Group (in the case of a Lender Group Agent), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (in the case of the Agent) or the Lenders that are members of its Lender Group (in the case of a Lender Group Agent).

      SECTION 11.5 NON-RELIANCE ON AGENT AND OTHER LENDERS.

      Each Lender expressly acknowledges that neither the Agent, any Lender Group Agent, nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent or any Lender Group Agent hereafter taken, including, without limitation, any review of the affairs of any Loan Party, shall be deemed to constitute any representation or warranty by the Agent or any Lender Group Agent. Each Lender represents and warrants to the Agent and each Lender Group Agent that it has and will, independently and without reliance upon the Agent, any Lender Group Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Borrower and made its own decision to enter into this Agreement, the Transaction Documents and all other documents related thereto.

      SECTION 11.6 REIMBURSEMENT AND INDEMNIFICATION.

      (a) The Liquidity Banks agree to reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Loan Parties (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the Loan Parties hereunder and (ii) for any other expenses incurred by the Agent, in its capacity as Agent and acting on behalf of the Lenders, in connection with the administration and enforcement of the Liquidity Agreement and the Transaction Documents.

      (b) The Liquidity Banks that are members of each Lender Group agree to reimburse and indemnify the related Lender Group Agent and its officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Loan Parties (i) for any amounts for which such Lender Group Agent, acting in its capacity as Lender Group Agent, is entitled to reimbursement by the Loan Parties hereunder and (ii) for any other expenses incurred by such Lender Group Agent, in its capacity as Lender Group Agent and acting on behalf of the Lenders in such Lender Group, in connection with the administration and enforcement of this Agreement and the Transaction Documents.

      SECTION 11.7 INDIVIDUAL CAPACITY.

      The Agent, each Lender Group Agent and their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower or any Affiliate of Borrower as though the Agent or such Lender Group Agent were not the Agent or a Lender Group Agent hereunder. With respect to the making of Loans pursuant to this Agreement, the Agent and each Lender Group Agent shall have the same rights and powers under the Liquidity Agreement for its Lender Group and this Agreement in its individual capacity as any Lender and may exercise the same as though it were not the Agent or Lender Group Agent, as the case may be, and the terms "Liquidity Bank," "Lender," "Liquidity Banks" and "Lenders" shall include the Agent and each Lender Group Agent, as applicable, in its individual capacity.

      SECTION 11.8 SUCCESSORS.

      The Agent and each Lender Group Agent, upon thirty (30) days' notice to the Loan Parties and the Lenders, may voluntarily resign and may be removed at any time, with or without cause, by the Required Liquidity Lenders (in the case of the Agent) and by a Majority In Interest of the Liquidity Banks of the related Lender Group (in the case of a Lender Group Agent); provided, however, that Wachovia shall not voluntarily resign as the Agent so long as any of the Liquidity Commitments remain in effect or Blue Ridge has any outstanding Loans. If the Agent (other than Wachovia) shall voluntarily resign or be removed as Agent under this Agreement, then the Required Liquidity Lenders, during such five-day period, shall appoint, from among the remaining Liquidity Banks, a successor Agent reasonably acceptable to Borrower (provided that Borrower's consent shall not be required if any Amortization Event shall have occurred), whereupon such successor Agent shall succeed to the rights, powers and duties of the Agent and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. If a Lender Group Agent shall voluntarily resign or be removed as Lender Group Agent under this Agreement, then a majority in interest of the Liquidity Banks that are members of the related Lender Group, during such five-day period, shall appoint, from among the remaining Liquidity Banks that are members of such Lender Group, a successor Lender Group Agent reasonably acceptable to Borrower (provided that Borrower's consent shall not be required if any Amortization Event shall have occurred), whereupon such successor Lender Group Agent shall succeed to the rights, powers and duties of the Lender Group Agent for such Lender Group and the term "Lender Group Agent" shall mean such successor agent, effective upon its appointment, and the former Lender Group Agent's rights, powers and duties as Lender Group Agent shall be terminated, without any other or further act or deed on the part of such former Lender Group Agent or any of the parties to this Agreement. Upon resignation or replacement of the Agent in accordance with this
Section 11.8, the retiring Agent shall file or cause to be filed such UCC-3 assignments and amendments, and shall execute assignments and amendments of this Agreement and the Transaction Documents, as may be necessary to give effect to its replacement by a successor Agent. After the retiring Agent's Lender Group Agent's resignation hereunder as Agent or as Lender Group Agent, as the case may be, the provisions of this Article XI and Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent or Lender Group Agent, as the case may be, under this Agreement.

                                  ARTICLE XII

                           ASSIGNMENTS; PARTICIPATIONS

      SECTION 12.1 ASSIGNMENTS.

      (a) Each of the Agent, the Loan Parties, each of the Lender Group Agents and the Liquidity Banks hereby agrees and consents to the complete or partial assignment by a Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement to the Liquidity Banks that are members of such Conduit's Lender Group pursuant to the related Liquidity Agreement.

      (b) Any Liquidity Bank may at any time and from time to time assign to one or more Eligible Assignees (each, a "Purchasing Liquidity Bank") all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement substantially in the form set forth in Exhibit VII hereto (an "Assignment Agreement") executed by such Purchasing Liquidity Bank and such selling Liquidity Bank. The consent of the related Conduit shall be required prior to the effectiveness of any such assignment. Each assignee of a Liquidity Bank must (i) be an Eligible Assignee and (ii) agree to deliver to the Agent or the related Lender Group Agent, promptly following any request therefor by the Agent or such Lender Group Agent, an enforceability opinion in form and substance satisfactory to the Agent and such Lender Group Agent. Upon delivery of an executed Assignment Agreement to the Agent and the related Lender Group Agent, such selling Liquidity Bank shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Liquidity Bank shall for all purposes be a Liquidity Bank party to this Agreement and shall have all the rights and obligations of a Liquidity Bank hereunder to the same extent as if it were an original party hereto and thereto and no further consent or action by Borrower, the Lenders, the Lender Group Agents, any Loan Party (except as set forth in Section 12.1(d)) or the Agent shall be required.

      (c) Each of the Liquidity Banks agrees that in the event that it shall suffer a Downgrading Event, such Downgraded Liquidity Bank shall, at the request of the related Lender Group Agent, either (i) collateralize its Commitment in a manner acceptable to the Agent and such Lender Group Agent, or (ii) subject to
Section 12.1(d), assign all of its rights and obligations hereunder to an Eligible Assignee nominated by the related Lender Group Agent or by a Loan Party (and acceptable to related Lender Group Agent) and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Downgraded Liquidity Bank; provided that the Downgraded Liquidity Bank receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Liquidity Bank's Pro Rata Share of the Obligations owing to the Liquidity Banks that are members of its Lender Group.

      (d) No Loan Party may assign any of its rights or obligations under this Agreement without the prior written consents of the Agent and each of the Lender Group Agents and without satisfying any applicable Rating Agency Condition. No Lender may assign any of its rights or obligations under this Agreement without the prior written consents of Borrower, provided, however Borrower's consent shall not be unreasonably withheld and in any event, Borrower's consent shall not be required for any such assignment to (i) any Affiliate of the Agent, any Lender Group Agent or any Liquidity Bank, (ii) any Conduit administered by the Agent or any Lender Group Agent or (iii) from and after the occurrence of any Amortization Event.

      (e) Each Lender Group Agent shall, on behalf of the Borrower, maintain a copy of each Assignment Agreement delivered to and a register (each "Register") for the recordation of the names and addresses of, and the principal amount of the Loans owing to, the Lenders that are members of such Lender Group Agent's Lender Group and the Commitments of each Liquidity Bank that is a member of such Lender Group from time to time. The entries in each Register shall be conclusive, in the absence of manifest error, and the Borrower, each Lender, each Lender Group Agent and the Agent shall treat the person whose name is recorded in a Register as the owner of the Loans described therein for all purposes of this Agreement. Notwithstanding anything to the contrary, any assignment of any Loan by a Lender shall be effective only upon appropriate entries with respect thereto being made in a Register.

      SECTION 12.2 PARTICIPATIONS.

      (a) Any Liquidity Bank may, in the ordinary course of its business at any time sell to one or more Persons (each, a "Participant") participating interests in its Pro Rata Share of the Aggregate Commitment, its Loans or any other interest of such Liquidity Bank hereunder. Notwithstanding any such sale by a Liquidity Bank of a participating interest to a Participant, such Liquidity Bank's rights and obligations under this Agreement shall remain unchanged, such Liquidity Bank shall remain solely responsible for the performance of its obligations hereunder, and the Loan Parties, the related Lender Group Agent and the Agent shall continue to deal solely and directly with such Liquidity Bank in connection with such Liquidity Bank's rights and obligations under this Agreement. Each Liquidity Bank agrees that any agreement between such Liquidity Bank and any such Participant in respect of such participating interest shall not restrict such Liquidity Bank's right to agree to any amendment, supplement, waiver or modification to this Agreement.

      (b) A Participant shall not be entitled to receive any greater payment under Section 10.2 or 10.4 than the applicable Liquidity Bank would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower's prior written consent. In addition, a Participant that would be a Foreign Tax Indemnitee if it were a Liquidity Bank shall not be entitled to the benefits of
Section 10.4 unless Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrower, to comply with Section 10.4(g) and 10.4(i) as though it were a Liquidity Bank.

                                  ARTICLE XIII

                                SECURITY INTEREST

      SECTION 13.1 GRANT OF SECURITY INTEREST.

      To secure the due and punctual payment of the Obligations to the Secured Parties, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, Borrower hereby grants to the Agent, for the benefit of the Secured Parties, a security interest in all assets of Borrower, including, without limitation, all of Borrower's right, title and interest, whether now owned and existing or hereafter arising in and to all of the Receivables, the Related Security, the Collections and all other assets of Borrower and all proceeds of the foregoing (collectively, the "Collateral").

      SECTION 13.2 TERMINATION AFTER FINAL PAYOUT DATE.

      Upon the Final Payout Date, all right, title and interest of the Agent and the other Secured Parties in and to the Collateral shall terminate.

                                  ARTICLE XIV

                                 MISCELLANEOUS

      SECTION 14.1 WAIVERS AND AMENDMENTS.

      (a) No failure or delay on the part of the Agent, any Lender Group Agent or any Lender in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

      (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this
Section 14.1(b). The parties hereto may enter into written modifications or waivers of any provisions of this Agreement, and any material amendment, waiver or other modification of this Agreement shall require satisfaction of the Rating Agency Condition. Notwithstanding the foregoing, without the consent of the unaffected Lender Group Agents and the members of such unaffected Lender Group, but with the consent of Borrower, the Agent and a Lender Group Agent may amend this Agreement solely to add additional Persons as Liquidity Banks hereunder for such Lender Group Agent's Lender Group. Any modification or waiver made in accordance with this Section 14.1 shall apply to each of the Lenders equally and shall be binding upon Borrower, the Lenders and the Agent.

      SECTION 14.2 NOTICES.

      Except as provided in this Section 14.2, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (a) if given by telecopy, upon the receipt thereof, (b) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (c) if given by any other means, when received at the address specified in this Section 14.2. Borrower hereby authorizes each Lender Group Agent to effect Advances and Interest Period and Interest Rate selections based on telephonic notices made by any Person whom such Lender Group Agent in good faith believes to be acting on behalf of Borrower. Borrower agrees to deliver promptly to the related Lender Group Agent a written confirmation of each telephonic notice signed by an authorized officer of Borrower; provided, however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by such Lender Group Agent, the records of such Lender Group Agent shall govern absent manifest error.

      SECTION 14.3 RATABLE PAYMENTS.

      If any Lender, whether by setoff or otherwise, has payment made to it with respect to any portion of the Obligations owing to such Lender (other than payments received pursuant to Section 10.2, 10.3 or 10.4) in a greater proportion than that received by any other Lender entitled to receive a ratable share of such Obligations, such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Obligations held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of such Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

      SECTION 14.4 PROTECTION OF AGENT'S SECURITY INTEREST.

      (a) Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or that the Agent may reasonably request, to perfect, protect or more fully evidence the Agent's security interest in the Collateral, or to enable the Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder. At any time after the occurrence of an Amortization Event, the Agent may, or the Agent may direct Borrower or the Servicer to, notify the Obligors of Receivables, at Borrower's expense, of the ownership or security interest of the Agent for the benefit of the Secured Parties under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Agent or its designee. Borrower or the Servicer (as applicable) shall, at any Lender's request, withhold the identity of such Lender in any such notification.

      (b) If any Loan Party fails to perform any of its obligations hereunder, the Agent, any Lender Group Agent or any Lender may (but shall not be required to) perform, or cause performance of, such obligations, and the Agent's, such Lender Group Agent's or such Lender's costs and expenses incurred in connection therewith shall be payable by Borrower as provided in Section 10.3. Borrower hereby authorizes the Agent to file financing statements and other filing or recording documents with respect to the Receivables, Related Security and Collections (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of such Loan Party, in such form and in such offices as the Agent deems necessary to perfect or maintain the perfection of the security interest of the Agent hereunder. Borrower acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the Receivables, Related Security or Collections (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Agent, consenting to the form and substance of such filing or recording document. Borrower approves, authorizes and ratifies any filings or recordings made by or on behalf of the Agent in connection with the perfection of the security interests in favor of Borrower (with respect to the interests acquired by Borrower under the Receivables Sale Agreement) or the Agent.

      (c) Borrower hereby authorizes the Agent to file all appropriate UCC financing statements to protect, preserve and perfect the security interest of the Agent, on behalf of the Secured Parties, granted hereunder by Borrower in the Collateral.

      SECTION 14.5 CONFIDENTIALITY.

      (a) Each Loan Party, each Lender Group Agent and each Lender shall hold in confidence (in accordance with procedures it applies generally to information of this kind) and shall cause each of its employees and officers to hold in confidence all Confidential Information, except that such Loan Party, the Agent, each Lender Group Agent and each Lender and their respective officers and employees may disclose such Confidential Information to such Person's accountants and attorneys and other professional advisors, the lenders under the Senior Credit Agreement, rating agencies providing a rating of Allied's and any of its Affiliate's debt obligations, each holder of such debt obligations and as required by any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force of effect of law) and each party hereto (and each employee, representative, or other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure.

      (b) Anything herein to the contrary notwithstanding, each Loan Party hereby consents to the disclosure of any Confidential Information with respect to it (i) to the Agent, each Lender Group Agent, the Liquidity Banks, the Lenders or their respective Affiliates by each other, (ii) by the Agent, any Lender Group Agent or any Lender to any prospective or actual assignee or participant of any of them and (iii) by the Agent or any Lender Group Agent to any rating agency assigning a rating to the debt obligations of a Conduit, any commercial paper dealer for any Conduit's debt obligations, any Funding Source and any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which any Lender Group Agent acts as agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided that each recipient of such nonpublic information is informed of the confidential nature of such information. In addition, each Lender, each Lender Group Agent and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law), provided that each recipient of such nonpublic information is informed of the confidential nature of such information.

      SECTION 14.6 BANKRUPTCY PETITION.

      Borrower, the Servicer, the Agent, each Lender Group Agent and each Liquidity Bank hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Conduit, it will not institute against, or join any other Person in instituting against, such Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

      The Servicer, each Lender Group Agent, each Lender and the Agent (unless instructed otherwise by the Required Liquidity Banks) hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding Obligations of Borrower, it will not institute against, or join any other Person in instituting against, Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

      SECTION 14.7 LIMITATION OF LIABILITY.

      Except with respect to any claim arising out of the willful misconduct or gross negligence of the Agent, any Lender Group Agent or any Lender, no claim may be made by any Loan Party or any other Person against the Agent, any Lender Group Agent or any Lender or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Loan Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

      SECTION 14.8 CHOICE OF LAW.

      THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

      SECTION 14.9 CONSENT TO JURISDICTION.

      EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY PARTY HERETO TO BRING PROCEEDINGS AGAINST ANY OTHER PARTY HERETO IN THE COURTS OF ANY OTHER JURISDICTION.

      SECTION 14.10 WAIVER OF JURY TRIAL.

      EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY LOAN PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

      SECTION 14.11 INTEGRATION; BINDING EFFECT; SURVIVAL OF TERMS.

      (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

      (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Loan Party pursuant to
Article V and (ii) the indemnification and payment provisions of Article X, and Sections 14.5 and 14.6 shall be continuing and shall survive any termination of this Agreement.

      SECTION 14.12 COUNTERPARTS; SEVERABILITY; SECTION REFERENCES.

      This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

      SECTION 14.13 WACHOVIA ROLES.

      Each of the Lender and each of the Lender Group Agents acknowledges that Wachovia acts, or may in the future act: (a) as administrative agent for Blue Ridge or any other Lender, (b) as an issuing and paying agent for the Commercial Paper of Blue Ridge or any other Lender, (c) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper of Blue Ridge or any other Lender, and/or (d) to provide other services from time to time for Blue Ridge or any other Lender (collectively, the "Wachovia Roles"). Without limiting the generality of this Section 14.13, each Lender and each Lender Group Agent hereby acknowledges and consents to any and all Wachovia Roles and agrees that in connection with any Wachovia Role, Wachovia may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for Blue Ridge or any other Lender for whom Wachovia is the administrator, and the giving of notice of a mandatory purchase pursuant to the related Liquidity Agreement or Liquidity Agreements.

                            [signature pages follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                      ALLIED RECEIVABLES FUNDING INCORPORATED

                                      By:
                                         -----------------------------
                                      Name: Donald W. Slager
                                      Title: President

                                      Address: 15880 N Greenway-Hayden Loop
                                              Scottsdale, AZ  85260

                                      ALLIED WASTE NORTH AMERICA, INC.
                                      By:
                                         -----------------------------
                                      Name: Donald W. Slager
                                      Title: Vice President, Operations

                                      Address:15880 N Greenway-Hayden Loop
                                              Scottsdale, AZ  85260

                        [additional signatures to follow]

                              BLUE RIDGE ASSET FUNDING CORPORATION

                              BY: Wachovia Securities, Inc.
                                  as Attorney-In-Fact

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              Address:
                              Blue Ridge Asset Funding Corporation
                              c/o Wachovia Securities, Inc.
                              301 South College Street, TW-10
                              Charlotte, NC 28288
                              Attention: Douglas R. Wilson
                              Telephone: (704) 374-2520
                              Fax: (704) 383-9579

                              WACHOVIA BANK,
                              NATIONAL ASSOCIATION,
                              as a Liquidity Bank, as Lender Group Agent for the Lender Group of which Blue Ridge is a member and as Agent

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              Address:
                              Wachovia Bank, National Association
                              191 Peachtree Street, N.E.
                              Mail Stop GA-8407
                              Atlanta, GA 30303
                              Attention: Elizabeth Wagner
                              Telephone: (404) 332-1398
                              Fax: (404) 332-5152

                               [end of signatures]

                                    EXHIBIT I

                                   DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

Adjusted Dilution Ratio: At any time, the rolling average of the Dilution Ratio for the 12 Calculation Periods then most recently ended.

Advance: A borrowing hereunder consisting of the aggregate amount of the several Loans made on the same Borrowing Date.

Adverse Claim: A lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

Affiliate: With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

Agent:  As defined in the preamble to this Agreement.

Agent's Account: Account #8735-098787 at Wachovia Bank, National Association, ABA #053100494.

Aggregate Commitment: On any date of determination, the aggregate amount of the Liquidity Banks' Commitments to make Loans hereunder. As of the date hereof, the Aggregate Commitment is $175,000,000.

Aggregate Principal: On any date of determination, the aggregate outstanding principal amount of all Advances outstanding on such date.

Aggregate Reduction:  As defined in Section 1.3.

Agreement: This Credit and Security Agreement, as it may be amended or modified and in effect from time to time.

Alternate Base Rate: For any Lender Group on any day, as defined in the related Assignment Agreement as such Lender Group's Alternate Base Rate; and for the Blue Ridge Group, such rate shall be equal to a rate per annum equal to the higher as of such day of (i) the Prime Rate for the Blue Ridge Group, or (ii) one-half of one percent (0.50%) above the Federal Funds Effective Rate for the Blue Ridge Group (for purposes of determining the Alternate Base Rate for any day, changes in such Prime Rate or such Federal Funds Effective Rate shall be effective on the date of each such change).

                                    Exh I-1

Alternate Base Rate Loan: A Loan which bears interest at the Alternate Base Rate or the Default Rate.

Amortization Date: The earliest to occur of (i) the day on which any of the conditions precedent set forth in Section 6.2 are not satisfied, (ii) the Business Day immediately prior to the occurrence of an Event of Bankruptcy with respect to any Loan Party, (iii) the Business Day specified in a written notice from the Agent following the occurrence of any other Amortization Event, (iv) the date which is five (5) Business Days after the Agent's receipt of written notice from Borrower that it wishes to terminate the facility evidenced by this Agreement, and (v) the occurrence of the Termination Date.

Amortization Event:  As defined in Article IX.

Apollo:  Apollo Management IV, L.P. and its Permitted Transferees.

Assignment Agreement:  As defined in Section 12.1(b).

Authorized Officer: With respect to any Person, its chairman, president, senior vice president finance, corporate controller, treasurer, any assistant treasurer, corporate secretary or chief financial officer.

Blackstone: Collectively, (i) Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners III L.P., a Cayman Islands limited partnership, Blackstone Offshore Capital Partners II L.P., a Cayman Islands limited partnership, Blackstone Family Investment Partnership III L.P., a Delaware limited partnership, and Blackstone Family Investment Partnership II L.P., a Cayman Islands limited partnership (each of the foregoing, a "Blackstone Fund") and
(ii) each Affiliate of any Blackstone Fund that is not an operating company or controlled by an operating company and each general partner of any Blackstone Fund or any Blackstone Affiliate who is a partner or employee of the Blackstone Group L.P.

Blue Ridge:  As defined in the Preamble to this Agreement.

Blue Ridge Agent:  Wachovia.

Blue Ridge Group: The Lender Group consisting of Blue Ridge, the Blue Ridge Agent and the Blue Ridge Liquidity Banks.

Blue Ridge Liquidity Agreement: That certain Liquidity Purchase Agreement, dated the date hereof, by and among Blue Ridge, the financial institutions from time to time party thereto and Wachovia Bank, National Association, as the same may be amended, modified, waived and/or restated.

Blue Ridge Liquidity Banks: The financial institutions from time to time members of the Blue Ridge Group as Liquidity Banks thereof and Wachovia (in its capacity as initial Liquidity Bank for the Blue Ridge Group).

                                    Exh I-2

Borrower:  As defined in the Preamble to this Agreement.

Borrowing Base: On any date of determination, the Net Pool Balance as of the last day of the period covered by the most recent Monthly Report, minus the Required Reserve as of the last day of the period covered by the most recent Monthly Report, and minus Deemed Collections that have occurred since the most recent Cut-Off Date to the extent that such Deemed Collections exceed the Dilution Reserve.

Borrowing Base Deficiency: As of any date, the amount by which the Aggregate Principal on such date exceeds the Borrowing Limit on such date.

Borrowing Date:  A Business Day on which an Advance is made hereunder.

Borrowing Limit:  As defined in Section 1.1(a)(i).

Borrowing Notice:  As defined in Section 1.2.

Broken Funding Costs: For any Lender Group on any day, as defined in the related Assignment Agreement; and for the Blue Ridge Group: (i) in the case of a CP Rate Loan made by Blue Ridge, has its principal reduced without compliance by Borrower with the notice requirements hereunder, (ii) in the case of a CP Rate Loan made by Blue Ridge or a LIBO Rate Loan made by a Blue Ridge Liquidity Bank, does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice, (iii) in the case of a CP Rate Loan made by Blue Ridge, is assigned under the Blue Ridge Liquidity Agreement, or (iv) in the case of a LIBO Rate Loan made by a Blue Ridge Liquidity Bank, is terminated or reduced prior to the last day of its Interest Period, an amount equal to the excess, if any, of
(A) the related CP Costs or Interest (as applicable) that would have accrued during the remainder of the Interest Periods or the tranche periods for Blue Ridge's Commercial Paper determined by the Blue Ridge Agent to relate to such Loan (as applicable) subsequent to the date of such reduction, assignment or termination (or in respect of clause (ii) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the principal of such Loan if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of
(x) to the extent all or a portion of such principal is allocated to another Loan made by the Blue Ridge Group, the amount of CP Costs of Blue Ridge or Interest owed to the Blue Ridge Liquidity Banks actually accrued during the remainder of such period on such principal for the new Loan, and (y) to the extent such principal is not allocated to another Loan made by the Blue Ridge Group, the income, if any, actually received during the remainder of such period by the holder of such Loan from investing the portion of such principal not so allocated; in the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Blue Ridge Group Lender or Lenders agree to pay to Borrower the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.

Business Day: Any day on which banks are not authorized or required to close in New York, New York, Phoenix, Arizona, or Atlanta, Georgia, and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

                                    Exh I-3

Calculation Period:  A calendar month.

Change of Control: The acquisition by any Person, or two or more Persons acting in concert (other than Apollo or Blackstone) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 35% or more of the outstanding shares of voting stock of any Loan Party.

Closing Date:  March 7, 2003.

Collateral:  As defined in Section 13.1.

Collection Account: Each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited and which is listed on Exhibit IV.

Collection Account Agreement: An agreement substantially in the form of Exhibit VI among an Originator, Servicer, Borrower, the Agent and a Collection Bank.

Collection Bank: At any time, any of the banks holding one or more Collection Accounts.

Collection Date: The date that is one year and one day after the date on which all of the Obligations have been paid in full in cash.

Collection Notice: A notice, in substantially the form of Annex A to Exhibit VI, from the Agent to a Collection Bank.

Collections: With respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all Finance Charges, Deemed Collections or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

Commercial Obligor:  Any Obligor that is not a natural person.

Commercial Paper: Promissory notes issued in the commercial paper market by any Conduit or issued by any Person to provide funding to any Conduit.

Commitment: For each Liquidity Bank that is part of any Lender Group, the commitment of such Liquidity Bank to make Loans to Borrower hereunder in the event the related Conduit elects not to fund such Lender Group's Lender Group Share of any Advance in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Liquidity Bank's name on Schedule A to this Agreement (in the case of the initial Blue Ridge Liquidity Banks) or the amount set forth opposite such Liquidity Bank's name on Schedule A to the related Assignment Agreement (in the case of the other Liquidity Banks).

Commitment Termination Date:  March 6, 2004.

Conduit: Any asset-backed commercial paper conduit that relies primarily upon the issuance of Commercial Paper to fund its investments hereunder.

                                    Exh I-4

Conduit Loan: Any Loan made by a Conduit, whether such Loan is a CP Rate Loan or is funded by a Liquidity Funding under the related Liquidity Agreement.

Confidential Information: Confidential or proprietary information with respect to a Loan Party, an Originator, a Lender Group Agent or a Lender and their respective businesses obtained by any other such Person in connection with the structuring, negotiating and execution of the transactions contemplated herein, or the transactions contemplated by this Agreement and the other Transaction Documents, but excluding information (i) which was publicly known, or otherwise known to the recipient thereof at the time of disclosure (unless such knowledge was obtained subject to a confidentiality agreement or other legal or contractual obligation of confidentiality with respect to such information),
(ii) which subsequently becomes publicly known through no act or omission by the recipient of such information or (iii) which otherwise becomes known to the recipient thereof other than through disclosure by the provider of such information or a source actually known to the recipient thereof to be bound by a confidentiality agreement or other legal or contractual obligation of confidentiality with respect to such information.

Contingent Obligation: Of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

Contract: With respect to any Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

CP Costs: For any Lender Group on any day, as defined in the related Assignment Agreement; and for the Blue Ridge Group, including any Loan made by the Blue Ridge Group that is made by the Blue Ridge Liquidity Banks, but which Loans incur CP Costs in accordance with Sections 1.2 or 1.6(c): for each day, the sum of (i) discount or interest accrued on Pooled Commercial Paper on such day, plus
(ii) any and all accrued commissions in respect of placement agents and Blue Ridge's commercial paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase or financing facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of Broken Funding Costs (or similar costs) related to the prepayment of any investment of Blue Ridge pursuant to the terms of any receivable purchase or financing facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if Borrower shall request any Advance during any period of time determined by the Blue Ridge Agent in its sole discretion to result in incrementally higher CP Costs applicable to Blue Ridge's Lender Group Portion of such Advance, the principal associated with Blue Ridge's Lender Group Portion of such Advance shall, during such period, be deemed to be funded by Blue Ridge in a special pool (which may include capital associated with other

                                    Exh I-5
receivable purchase or financing facilities) for purposes of determining such additional CP Costs applicable only to such special pool and charged each day during such period against such principal.

CP Rate Loan: Each Loan made by a Conduit prior to the time, if any, when (i) it is refinanced with a Liquidity Funding pursuant to the related Liquidity Agreement, or (ii) the occurrence of an Amortization Event and the commencement of the accrual of Interest thereon at the applicable Default Rate.

Creation Date:  As defined in Section 8.7(b)(ix).

Credit and Collection Policy: Borrower's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement.

Cut-Off Date:  The last day of a Calculation Period.

Days Sales Outstanding: As of any day, an amount equal to the product of (i) 91, multiplied by (ii) the amount obtained by dividing (A) the aggregate outstanding balance of Receivables as of the most recent Cut-Off Date, by (B) the aggregate amount of Receivables created during the three (3) Calculation Periods including and immediately preceding such Cut-Off Date.

Deemed Collections: Collections deemed received by Borrower under Section
1.4(a).

Default Horizon Ratio: As of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (i) the aggregate sales generated by the Originators during the five (5) Calculation Periods ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-off Date.

Default Rate: For any Lender Group on any day, as defined in the related Assignment Agreement; and for the Blue Ridge Group: a rate per annum equal to the sum of (i) the Alternate Base Rate for the Blue Ridge Group plus (ii) 2.00%, changing when and as such Alternate Base Rate changes.

Default Ratio: As of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (i) the total amount of Receivables which became Defaulted Receivables during the Calculation Period that includes such Cut-Off Date, by
(ii) the aggregate sales generated by the Originators during the Calculation Period occurring four (4) months prior to the Calculation Period ending on such Cut-Off Date.

Defaulted Receivable: A Receivable: (i) as to which the Obligor thereof has suffered an Event of Bankruptcy; (ii) which, consistent with the Credit and Collection Policy, would be written off Borrower's books as uncollectible; or
(iii) as to which any payment, or part thereof, remains unpaid for 121 days or more from the original invoice date.

Delinquency Ratio: At any time, a percentage equal to (i) the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables at such time divided by (ii) the aggregate Outstanding Balance of all Receivables at such time.

                                    Exh I-6

Delinquent Receivable: A Receivable as to which any payment, or part thereof, remains unpaid for 91 - 120 days from the original invoice date.

Dilution: The amount of any reduction or cancellation of the Outstanding Balance of a Receivable as described in Section 1.4(a).

Dilution Horizon Ratio: As of any Cut-off Date, a ratio (expressed as a decimal), computed by dividing (i) the sum of (x) the aggregate sales generated by the Originators during the Calculation Period ending on such Cut-Off Date and
(y) 0.25 times the aggregate sales generated by the Originators during the second Calculation Period prior to the Calculation Period ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-Off Date.

Dilution Ratio: As of any Cut-Off Date, a ratio (expressed as a percentage), computed by dividing (i) the total amount of decreases in Outstanding Balances due to Dilutions during the Calculation Period ending on such Cut-Off Date, by
(ii) the aggregate sales generated by the Originators during the Calculation Period prior to the Calculation Period ending on such Cut-Off Date.

Dilution Reserve: For any Calculation Period, the product (expressed as a percentage) of:

            (i) the sum of (A) two (2) times the Adjusted Dilution Ratio as of the immediately preceding Cut-Off Date, plus (B) the Dilution Volatility Component as of the immediately preceding Cut-Off Date, times

            (ii) the Dilution Horizon Ratio as of the immediately preceding Cut-Off Date.

Dilution Volatility Component: The product (expressed as a percentage) of (i) the difference between (A) the highest three (3)-month rolling average Dilution Ratio over the past 12 Calculation Periods and (B) the Adjusted Dilution Ratio, and (ii) a fraction, the numerator of which is equal to the amount calculated in
(i)(A) of this definition and the denominator of which is equal to the amount calculated in (i)(B) of this definition.

Downgraded Liquidity Bank: A Liquidity Bank which has been the subject of a Downgrading Event.

Downgrading Event: For any Lender Group on any day, as defined in the related Assignment Agreement; and for the Blue Ridge Group: with respect to any Person means the lowering of the rating with regard to the short-term securities of such Person to below (i) A-1 by S&P, or (ii) P-1 by Moody's.

Eligible Assignee: For any Lender Group on any day, as defined in the related Assignment Agreement; and for the Blue Ridge Group: a commercial bank having a combined capital and surplus of at least $250,000,000 with a rating of its (or its holding company's) short-term securities equal to or higher than (i) A-1 by S&P and (ii) P-1 by Moody's.

Eligible Municipal Contract: Any Contract, the Obligor of which is a Eligible Municipal Obligor, and that either (i) if such Contract requires the consent of such Obligor to any transfer, sale, pledge or assignment of the rights and duties of the applicable Originator or any of its

                                    Exh I-7
assignees under such Contract, all such consents to such transfers, sales, pledges and/or assignments have been obtained in writing from such Obligor or

(ii) prior to June 5, 2003, is a Temporarily Eligible Municipal Contract. Eligible Municipal Obligor: Any Municipal Obligor that is (i) located in, any state or subdivision thereof that does not, by statute, rule, regulation, order or other means, prevent or otherwise restrict the assignment of any claim (other than tort claims) against such Municipal Obligor or (ii) approved in writing by the Agent in its sole discretion.

Eligible Receivable:  At any time, a Receivable:

            (i) the Obligor of which is (A) a corporation or other business organization, organized under the laws of the United States, Canada or any political subdivision thereof and has its chief executive office in the United States or in Canada; (B) not an Affiliate of any of the parties hereto; (C) a Commercial Obligor (D) an Eligible Municipal Obligor; or (E) a Federal Government Obligor,

            (ii) if the Obligor of such Receivable is a Municipal Obligor, such Receivable arises under an Eligible Municipal Contract,

            (iii) which is not a Defaulted Receivable or owing from an Obligor as to which more than 35% of the aggregate Outstanding Balance of all Receivables owing from such Obligor are Defaulted Receivables,

            (iv)  which is not a Delinquent Receivable,

            (v) which by its terms is due and payable within 30 days of the original billing date therefor and has not had its payment terms extended more than once,

            (vi) which is an "account," "payment intangible," or "chattel paper" within the meaning of Section 9-102(a)(2) and Section 9-102(a)(11), respectively, of the UCC of all applicable jurisdictions,

            (vii) which is denominated and payable only in United States dollars in the United States,

            (viii) which arises under a Contract which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, counterclaim or other defense,

            (ix) which arises under a Contract which (A) except for Eligible Municipal Contracts, does not require the Obligor under such Contract to consent to the transfer, sale, pledge or assignment of the rights and duties of the applicable Originator or any of its assignees under such Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of any Lender to exercise its rights under this Agreement, including, without limitation, its right to review the Contract,

                                    Exh I-8

            (x) which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the applicable Originator,

            (xi) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

            (xii) which satisfies in all material respects all applicable requirements of the Credit and Collection Policy,

            (xiii) which was generated in the ordinary course of the applicable Originator's business,

            (xiv) which arises solely from the sale of goods or the provision of services to the related Obligor by the applicable Originator, and not by any other Person (in whole or in part),

            (xv) as to which the Agent has not notified Borrower that the Agent has determined that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Contract that is not acceptable to the Agent,

            (xvi) which is not subject to any dispute, counterclaim, right of rescission, set-off, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or any other Adverse Claim, and the Obligor thereon holds no right as against such Originator to cause such Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract); provided, however, that if such dispute, offset, counterclaim or defense affects only a portion of the Outstanding Balance of such Receivable, then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such Outstanding Balance which is not so affected, and provided, further, that Receivables of any Obligor which has any accounts payable by the applicable Originator or by a wholly-owned Subsidiary of such Originator (thus giving rise to a potential offset against such Receivables) may be treated as Eligible Receivables to the extent that the Obligor of such Receivables has agreed pursuant to a written agreement in form and substance satisfactory to the Agent, that such Receivables shall not be subject to such offset,

            (xvii) as to which the applicable Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor,

                                    Exh I-9

            (xviii) as to which each of the representations and warranties contained in Sections 5.1(i), (j), (r), (s), (t) and (u) is true and correct, and

            (xix) all right, title and interest to and in which has been validly transferred by the applicable Originator directly to Borrower under and in accordance with the Receivables Sale Agreement, and Borrower has good and marketable title thereto free and clear of any Adverse Claim.

ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

ERISA Affiliate: Any trade or business (whether or not incorporated) under common control with the Performance Guarantor within the meaning of Section 414(b) or (c) of the Tax Code (and Sections 414(m) and (o) of the Tax Code for purposes of provisions relating to Section 412 of the Tax Code).

Event of Bankruptcy: Shall be deemed to have occurred with respect to a Person if either:

            (i) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 45 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the Federal Bankruptcy Code or other similar laws now or hereafter in effect; or

            (ii) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee (other than a trustee under a deed of trust, indenture or similar instrument), custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall be adjudicated insolvent, or admit in writing its inability to pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

Facility Account: Borrower's account no. 639254986 at Bank One, National Association.

Facility Termination Date: The earliest of (i) the Liquidity Termination Date,
(ii) the Amortization Date and (iii) March 7, 2006.

Federal Bankruptcy Code: Title 11 of the United States Code entitled "Bankruptcy," as amended and any successor statute thereto.

                                    Exh I-10

Federal Funds Effective Rate: For any Lender Group on any day, as defined in the related Assignment Agreement; and for the Blue Ridge Group, including any Loan made by the Blue Ridge Group that is made by the Blue Ridge Liquidity Banks, for any day for any period, a fluctuating interest rate per annum for each day during such period equal to (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (ii) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:30 a.m. (New York City time) for such day on such transactions received by such Lender Group's Lender Group Agent from three federal funds brokers of recognized standing selected by it.

Federal Government Concentration Limit: At any time three percent (3%) of the Outstanding Balance of Eligible Receivables at such time.

Federal Government Obligor: The federal government of the United States of America and any subdivision or agency thereof.

Fee Letter: Any of the letter agreements among Borrower, the Servicer and the respective Lender Group Agent, as such letter agreements may be amended or modified and in effect from time to time.

Final Payout Date: The date on which all Obligations have been paid in full and the Aggregate Commitment has been terminated.

Finance Charges: With respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

Foreign Tax Indemnitee: A Tax Indemnitee that is not a "United States person" within the meaning of Section 7701(a)(30) of the Tax Code.

Funding Agreement: For any Lender Group, (i) this Agreement, (ii) the related Liquidity Agreement and (iii) any other agreement or instrument executed by any Funding Source with or for the benefit of the related Conduit.

Funding Indemnity Agreement: That certain Funding Indemnity Agreement, dated as of the date hereof, by Allied Waste Industries, Inc. in favor of Borrower and the Agent, for the benefit of the Secured Parties.

Funding Source: For any Lender Group, (i) all of the Liquidity Banks that are members of such Lender Group or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to the related Conduit.

GAAP: At any time, generally accepted accounting principles in effect in the United States of America at such time.

                                    Exh I-11

Indebtedness: Of a Person means such Person's (1) obligations for borrowed money, (2) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (3) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (4) obligations which are evidenced by notes, acceptances, or other instruments, (5) capitalized lease obligations, (6) net liabilities under interest rate swap, exchange or cap agreements, (7) Contingent Obligations and (8) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

Indemnified Amounts: As defined in Section 10.1.

Indemnified Party: As defined in Section 10.1.

Independent Director: A member of the Board of Directors of Borrower who is not at such time, and has not been at any time during the preceding five (5) years:
(1) a creditor, supplier, director, officer, employee, family member, manager or contractor of Allied, Performance Guarantor, any Originator or any of their respective Subsidiaries or Affiliates (other than Borrower), (2) a direct or indirect or beneficial owner, excluding de minimus ownership interests, (at the time of such individual's appointment as an Independent Director or at any time thereafter while serving as an Independent Director) of any of the outstanding common shares of Borrower, Allied, Performance Guarantor, any Originator, or any of their respective Subsidiaries or Affiliates, having general voting rights, or
(3) a person who controls (whether directly, indirectly or otherwise) Allied, Performance Guarantor, any Originator or any of their respective Subsidiaries or Affiliates (other than Borrower) or any creditor, supplier, employee, officer, director, manager or contractor of Allied, Performance Guarantor, any Originator or any of their respective Subsidiaries or Affiliates (other than Borrower).

Initial Funding Date: Any Business Day that occurs on or after the Reporting Date in March 2003, and on which day all conditions precedent to the initial Purchase under the Receivables Sale Agreement have been satisfied and as of which Borrower requests the initial Loan hereunder, in accordance with Section
1.2 hereof.

Interest: For any Lender Group and each respective Interest Period relating to Loans made by the Liquidity Banks of such Lender Group, an amount equal to the product of the applicable Interest Rate for each such Loan multiplied by the principal of such Loan for each day elapsed during such Interest Period, annualized on a 360 day basis.

Interest Period: For any Lender Group on any day, as defined in the related Assignment Agreement; and for the Blue Ridge Group:

            (1) if Interest for such Loan is calculated on the basis of the LIBO Rate, a period of one, two, three or six months, or such other period as may be mutually agreeable to the Blue Ridge Agent and Borrower, commencing on a Business Day selected by Borrower or the Blue Ridge Agent pursuant to this Agreement. Such Interest Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Interest Period, provided, however,

                                    Exh I-12
      that if there is no such numerically corresponding day in such succeeding month, such Interest Period shall end on the last Business Day of such succeeding month; or

      (ii) if Interest for such Loan is calculated on the basis of the Alternate Base Rate, a period commencing on a Business Day selected by Borrower and agreed to by the Blue Ridge Agent, provided that no such period shall exceed one month;

provided, further, however, if any Interest Period would end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that in the case of Interest Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Interest Period shall end on the immediately preceding Business Day.

In the case of any Interest Period for any Loan which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Interest Period shall end on the Amortization Date. The duration of each Interest Period which commences after the Amortization Date shall be of such duration as selected by the applicable Lender Group Agent.

Interest Rate: With respect to each Loan of a Liquidity Bank, the applicable LIBO Rate, the applicable Alternate Base Rate or the Default Rate, as applicable.

Interest Reserve: For any Calculation Period, the product (expressed as a percentage) of (1) 1.5 times (2) the Alternate Base Rate for the Blue Ridge Group as of the immediately preceding Cut-Off Date times (3) a fraction the numerator of which is the highest Days Sales Outstanding for the most recent 12 Calculation Periods and the denominator of which is 360.

Lender: Each Conduit and each Liquidity Bank.

Lender Group: One or more Conduits, together with the related Lender Group Agent and related Liquidity Banks.

Lender Group Agent: For any Lender Group, the Person designated as the Lender Group Agent from time to time for such Lender Group pursuant to this Agreement or the related Assignment Agreement.

Lender Group Agent's Account: For any Lender Group, the account maintained by the Lender Group Agent for such Lender Group, as set forth from time to time by such Lender Group Agent in a written notice to Borrower and the Servicer.

Lender Group Limit: For any Lender Group, the aggregate commitment of the Liquidity Banks that are members of such Lender Group, as shown on Schedule A hereto or in the related Assignment Agreement, as such commitments may increase or decrease from time to time in accordance with the terms of this Agreement.

Lender Group Principal: For any Lender Group on any day, the aggregate amount of outstanding Loans made by such Lender Group.

                                    Exh I-13

Lender Group Share: For any Lender Group the percentage equivalent of a fraction the numerator of which is such Lender Group's Lender Group Limit and the denominator of which is the Aggregate Commitment.

LIBO Rate: For any Lender Group on any day, as defined in the related Assignment Agreement; and for the Blue Ridge Group: for any Interest Period, the rate per annum determined on the basis of the offered rate for deposits in U.S. dollars of amounts equal or comparable to the principal amount of the related Loan made by the Blue Ridge Group offered for a term comparable to such Interest Period, which rates appear on a Bloomberg L.P. terminal, displayed under the address "US0001M [Index] Q [Go]" effective as of 11:00 A.M., London time, two Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the LIBO Rate for such Interest Period will be the arithmetic average (rounded upwards, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than two major banks in New York, New York, selected by the Blue Ridge Agent, at approximately 10:00 a.m.(New York City time), two Business Days prior to the first day of such Interest Period, for deposits in U.S. dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Loan, divided by (1) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Blue Ridge Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Interest Period plus (2) the Applicable Margin, as defined in the Fee Letter for the Blue Ridge Group. The LIBO Rate shall be rounded, if necessary, to the next higher 1/100th of 1%.

LIBO Rate Loan: A Loan which bears interest at the LIBO Rate.

Liquidity Agreement: For any Lender Group on any day, as defined in the related Assignment Agreement; and for the Blue Ridge Group, the Blue Ridge Liquidity Agreement.

Liquidity Banks: As defined in the Preamble in this Agreement.

Liquidity Commitment: As to each Liquidity Bank, its commitment under the related Liquidity Agreement (which for Blue Ridge Liquidity Banks shall equal 102% of its Commitment hereunder and for Liquidity Banks related to any other Lender Group shall equal the percentage of such Liquidity Bank's Commitment as set forth in the related Assignment Agreement).

Liquidity Funding: (1) a purchase or funding made by any Liquidity Bank pursuant to its Liquidity Agreement relating to any Loan made hereunder by the related Conduit, or (2) any Loan made by a Liquidity Bank in lieu of Conduit Loan pursuant to Section 1.1.

Liquidity Termination Date: For any Lender Group on any day, as defined in the related Assignment Agreement; and for the Blue Ridge Group: the earlier to occur of the following:

            (i) the date on which the Blue Ridge Liquidity Banks' Liquidity Commitments expire, cease to be available to Blue Ridge or otherwise cease to be in full force and effect; or

                                    Exh I-14

            (ii) the date on which a Downgrading Event with respect to a Blue Ridge Liquidity Bank shall have occurred and been continuing for not less than 30 days, and either (A) the Downgraded Liquidity Bank shall not have been replaced by an Eligible Assignee pursuant to the Blue Ridge Liquidity Agreement, or (B) the Liquidity Commitment of such Downgraded Liquidity Bank shall not have been funded or collateralized in such a manner that will avoid a reduction in or withdrawal of the credit rating applied to the Commercial Paper issued by Blue Ridge to which such Liquidity Agreement applies by any of the rating agencies then rating such Commercial Paper.

Loan: Any loan made by a Lender to Borrower pursuant to this Agreement (including, without limitation, any Liquidity Funding described in clause (ii) of the definition thereof). Each Loan shall either be a CP Rate Loan, an Alternate Base Rate Loan or a LIBO Rate Loan, selected in accordance with the terms of this Agreement.

Loan Parties: As defined in the Preamble to this Agreement.

Lock-Box: Each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit IV.

Loss Reserve: For any Calculation Period, the product (expressed as a percentage) of (i) 2.0, times (ii) the highest three-month rolling average Default Ratio during the 12 Calculation Periods ending on the immediately preceding Cut-Off Date, times (iii) the Default Horizon Ratio as of the immediately preceding Cut-Off Date.

Majority In Interest: At any time, with respect to a Lender Group and the Liquidity Lenders members thereof, Liquidity Banks whose commitments exceed 50% of the related Lender Group's Lender Group Limit at such time.

Material Adverse Effect: A material adverse effect on (i) the ability, and all reasonable prospects of curing any inability, of any Loan Party and its Subsidiaries, taken as whole, to pay, when due, any amount under any of such Person's Indebtedness, (ii) the ability of any Loan Party to perform its obligations under this Agreement or the Performance Guarantor to perform its obligations under the Performance Undertaking, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) the Agent's security interest, for the benefit of the Secured Parties, in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

Material Indebtedness: As defined in Section 9.1(f).

Monthly Report: A report, in substantially the form of Exhibit IX hereto (appropriately completed), furnished by the Servicer to the Agent pursuant to
Section 8.5.

Monthly Reporting Date: The 10th Business Day of each month after the date of this Agreement.

Moody's: Moody's Investors Service, Inc.

                                   Exh I - 15

Municipal Obligor: Any Obligor that is a state, local, city or municipal government or any subdivision or agency thereof.

Municipal Obligor Offset Percentage: At any time, 4.5%.

Multiemployer Plan: As defined in Sections 4001(a)(3) of ERISA.

Net Pool Balance: At any time, the aggregate Outstanding Balance of all Eligible Receivables at such time reduced by the sum of (i) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Obligor Concentration Limit for such Obligor, and (ii) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of all Obligors that are Federal Government Obligors exceeds the Federal Government Concentration Limit.

Net Worth: As defined in the Receivables Sale Agreement.

Non-Investment Grade Obligors: Obligors who are not rated by S&P or Moody's or who have short term unsecured debt ratings (or in the absence thereof, the equivalent long term unsecured debt ratings) which are below either A-3 by S&P or P-3 by Moody's.

Obligations: As defined in Section 2.1.

Obligor:  A Person obligated to make payments pursuant to a Contract.

Obligor Concentration Limit: At any time, in relation to the aggregate Outstanding Balance of Receivables owed by any single Obligor and its Affiliates (if any), the applicable concentration limit for Obligors who have short term unsecured debt ratings currently assigned to them by S&P and Moody's (or in the absence thereof, the equivalent long term unsecured senior debt ratings), shall be determined according to the following table:

----------------------  ----------------------  -------------------
         A-1+                    P-1                   10%
----------------------  ----------------------  -------------------
         A-1                     P-1                    8%
----------------------  ----------------------  -------------------
         A-2                     P-2                    6%
----------------------  ----------------------  -------------------
         A-3                     P-3                    3%
----------------------  ----------------------  -------------------
Below A-3 or Not Rated  Below P-3 or Not Rated  The Unrated Obligor
  by either S&P or         by either S&P or     Concentration Limit
       Moody's                  Moody's
----------------------  ----------------------  -------------------

provided, however, that (i) if any Obligor has a split rating, the applicable rating will be the lower of the two, (ii) if any Obligor is not rated by either S&P or Moody's, the applicable Obligor Concentration Limit shall be the one set forth in the last line of the table above, and (iii) subject to satisfaction of the Rating Agency Condition and/or an increase in the percentage set forth in clause (a)(i) of the definition of "Required Reserve," upon Borrower's request from time to time, the Agent may agree to a higher percentage of Eligible Receivables for a particular Obligor and its Affiliates (each such higher percentage, a "Special Concentration Limit"), it

                                   Exh I - 16
being understood that any Special Concentration Limit may be cancelled by the Agent upon not less than five (5) Business Days' written notice to the Loan Parties.

Originator: Each of Allied Waste North America, Inc., and each Affiliate and Subsidiary thereof approved by the Agent and each Lender Group Agent and identified from time to time on Schedule C in its capacity as a seller under the Receivables Sale Agreement.

Other Taxes: As defined in Section 10.4(b).

Outstanding Balance: Of any Receivable at any time means the then outstanding principal balance thereof, excluding any and all taxes (including, without limitation, sales taxes), franchise fees, customer deposits and any other amounts not related to sale of goods or the provision of services by the related Originators.

Participant: As defined in Section 12.2(a).

PBGC: The Pension Benefit Guaranty Corporation, or any successor thereto.

Pension Plan: A pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA other than a Multiemployer Plan Performance which Performance Guarantor sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

Performance Guarantor: Allied Waste Industries, Inc.

Performance Undertaking: That certain Performance Undertaking, dated as of the date hereof, by Performance Guarantor in favor of Borrower, substantially in the form of Exhibit XI, as the same may be amended, restated or otherwise modified from time to time.

Permitted Transferee: With respect to any Person, (i) any Affiliate of such Person, (ii) any investment manager, investment advisor, or constituent general partner of such Person; or any investment fund, investment account, or investment entity that is organized by such Person or its Affiliates and whose investment manager, investment advisor, or constituent general partner is such Person or a Permitted Transferee of such Person.

Person: An individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

Plan: At any time, an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by the Performance Guarantor or any of its Subsidiaries for employees of the Performance Guarantor or any of its Subsidiaries, other than a Multiemployer Plan, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer, at least one of which is not the Performance Guarantor or any of its Subsidiaries participates.

                                   Exh I - 17

Pooled Commercial Paper: With respect to Blue Ridge, the Commercial Paper of Blue Ridge subject to any particular pooling arrangement by Blue Ridge, but excluding Commercial Paper issued by Blue Ridge for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by Blue Ridge.

Prime Rate: For any Lender Group on any day, as defined in the related Assignment Agreement; and for the Blue Ridge Group: a rate per annum equal to the prime rate of interest announced from time to time by Wachovia (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

Pro Rata Share: For each Liquidity Bank, a percentage equal to the Commitment of such Liquidity Bank, divided by the Aggregate Commitment.

Proposed Reduction Date: As defined in Section 1.3(a).

Purchasing Liquidity Bank: As defined in Section 12.1(b).

Rating Agency Condition: For any Lender Group on any day, as defined in the related Assignment Agreement; and for the Blue Ridge Group: that Blue Ridge has received any required written notice from S&P and Moody's that an amendment, a change or a waiver will not result in a withdrawal or downgrade of the then current ratings on Blue Ridge's Commercial Paper.

Receivable: All indebtedness and other obligations owed to Borrower or any Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement) or in which Borrower or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by an Originator and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto ; provided, however, that "Receivables" shall only include such indebtedness and other obligations that, on the date such indebtedness or other obligation arises, are maintained on the Originator's (or the Servicer's) "Commercial Management System", excluding Districts 338, 418, 777, 1251, 1625, 1626, 1639, 1726 and 1793. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Borrower treats such indebtedness, rights or obligations as a separate payment obligation.

Receivables Sale Agreement: That certain Receivables Sale Agreement, dated as of the date hereof, among the Originators and Borrower, as the same may be amended, restated or otherwise modified from time to time.

Records: With respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards,

                                   Exh I - 18
data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

Reduction Notice: As defined in Section 1.3.

Register: As defined in Section 12.1(e).

Regulatory Change: As defined in Section 10.2(a).

Related Security: (a) the Performance Undertaking (including, without limitation, all of Borrower's rights, title and interest therein), (b) the Receivables Sale Agreement (including, without limitation, all of Borrower's rights, title and interest therein), (c) all Lock-Boxes and Collection Accounts (including, without limitation, all of Borrower's rights, title and interest therein), (d) with respect to any Receivable:

            (i) all of Borrower's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale of which by an Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

            (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

            (iii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

            (iv) all service contracts and other contracts and agreements associated with such Receivable, and

            (v) all Records related to such Receivable.

and (e) all proceeds of any of the foregoing.

Required Capital Amount: As defined in the Receivables Sale Agreement.

Required Liquidity Banks: At any time, Liquidity Banks with Commitments in excess of 66-2/3% of the Aggregate Commitment.

Required Notice Period: Two (2) Business Days.

Required Reserve: On any day during a Calculation Period, the product of (i) the greater of (A) the Required Reserve Factor Floor and (B) the sum of the Loss Reserve, the Interest Reserve, the Dilution Reserve and the Servicing Reserve, and (ii) the Net Pool Balance as of the Cut-Off Date immediately preceding such Calculation Period.

                                   Exh I - 19

Required Reserve Factor Floor: For any Calculation Period, the sum (expressed as a percentage) of (i) the greatest of (a) four (4) times the Unrated Obligor Concentration Limit, (b) two (2) times the A-3/P-3 Obligor Concentration Limit and (c) one (1) times the A-2/P-2 Obligor Concentration Limit, (ii) the Federal Government Concentration Limit, (iii) the Municipal Obligor Offset Percentage (which sum, on the Closing Date, is 15.5%), and (iv) the product of the Adjusted Dilution Ratio and the Dilution Horizon Ratio, in each case, as of the immediately preceding Cut-Off Date.

Restricted Junior Payment: (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock of Borrower, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of Borrower now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans, (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of Borrower now or hereafter outstanding, and (v) any payment of management fees by Borrower (except for reasonable management fees to any Originator or its Affiliates in reimbursement of actual management services performed).

S&P: Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

Secured Parties: The Agent, each Lender Group Agent, each Conduit and each Liquidity Bank and their respective successors and assigns.

Senior Credit Agreement: The Credit Agreement, dated as of July 21, 1999, by and among Allied Waste Industries, Inc., Allied Waste North America, Inc., the lenders from time to time party thereto, The Chase Manhattan Bank, as administrative agent and collateral Agent, Citicorp USA, Inc., as syndication agent, DLJ Capital Funding, Inc., Credit Suisse First Boston, as documentation agents, Chase Securities Inc. and Salomon Smith Barney Inc., as arrangers and Chase Securities Inc., as book manager, as amended, modified, waived, restated or supplemented to the date hereof and from time to time thereafter.

Servicer: At any time the Person (which may be the Agent) then authorized pursuant to Article VIII to service, administer and collect Receivables.

Servicer Party: At any time, shall include the Servicer, any Person acting as a sub-servicer and all officers, directors, employees and agents of the foregoing.

Servicing Fee: For each day in a Calculation Period:

            (i) an amount equal to (A) the Servicing Fee Rate (or, at any time while Allied or one of its Affiliates is the Servicer, such lesser percentage as may be agreed between Borrower and the Servicer on an arms' length basis based on then prevailing market terms for similar services), times (B) the aggregate Outstanding Balance of all

                                   Exh I - 20

      Receivables at the close of business on the Cut-Off Date immediately preceding such Calculation Period, times (C) 1/360; or

            (ii) on and after the Servicer's reasonable request made at any time when Allied or one of its Affiliates is no longer acting as Servicer hereunder, an alternative amount specified by the successor Servicer not exceeding (A) 110% of such Servicer's reasonable costs and expenses of performing its obligations under this Agreement during the preceding Calculation Period, divided by (B) the number of days in the current Calculation Period.

Servicing Fee Rate: 1.0% per annum.

Servicing Reserve: For any Calculation Period, the product (expressed as a percentage) of (i) the Servicing Fee Rate, times (ii) a fraction, the numerator of which is the highest Days Sales Outstanding for the most recent 12 Calculation Periods and the denominator of which is 360.

Settlement Date: Each day that is the 2nd Business Day after each Monthly Reporting Date.

Settlement Period: For any Settlement Date: (i) the immediately preceding Calculation Period, and (ii) in respect of each Loan of the Liquidity Banks, the entire Interest Period of such Loan.

Standstill Agreement: As defined in Section 5.1(o).

Subsidiary: Of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

Tax Code: The Internal Revenue Code of 1986, as the same may be amended from time to time.

Tax Indemnitee: As defined in Section 10.4(a)(i).

Tax or Taxes: As defined in Section 10.4(a)(ii).

Temporarily Eligible Municipal Contract: On any day prior to May 30, 2003, any Contract the Obligor of which is an Eligible Municipal Obligor.

Termination Date: As defined in the Receivables Sale Agreement.

Terminating Tranche: As defined in Section 4.3(b).

Transaction Documents: Collectively, this Agreement, each Borrowing Notice, the Receivables Sale Agreement, each Collection Account Agreement, the Performance Undertaking, the Fee Letter, each Assignment Agreement, the Standstill Agreement, the Funding Indemnity Agreement and all other instruments, documents and agreements executed and delivered in connection herewith.

                                   Exh I - 21

UCC: The Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

Unmatured Amortization Event: An event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

Unrated Obligor Concentration Limit: At any time, 2%.

Wachovia: Wachovia Bank, National Association in its individual capacity.

All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such
Article 9.

                                   Exh I - 22

                                   EXHIBIT II

                            FORM OF BORROWING NOTICE

                                       ---

                                [BORROWER'S NAME]

                                BORROWING NOTICE
                           dated ______________, 20__
                     for Borrowing on ________________, 20__

Wachovia Bank, National Association, as Agent
191 Peachtree Street, N.E., GA-8407
Atlanta, Georgia 30303

Attention: Elizabeth R. Wagner, Fax No. (404) 332-5152

[EACH LENDER GROUP AGENT]
[ADDRESSES]

Ladies and Gentlemen:

      Reference is made to the Credit and Security Agreement dated as of March 7, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Allied Receivables Funding Incorporated (the "Borrower"), Allied Waste North America, Inc., as initial Servicer, Blue Ridge Asset Funding Corporation, Wachovia Bank National Association, individually and as Agent, the Lenders from time to time parties thereto, the Lender Group Agents from time to time party thereto and the Liquidity Banks from time to time parties thereto. Capitalized terms defined in the Credit Agreement are used herein with the same meanings.

      1. The [SERVICER, ON BEHALF OF THE] Borrower hereby certifies, represents and warrants to the Agent and the Lenders that on and as of the Borrowing Date (as hereinafter defined):

      (a) all applicable conditions precedent set forth in Article VI of the Credit Agreement have been satisfied;

      (b) each of its representations and warranties contained in Section 5.1 of the Credit Agreement will be true and correct, in all material respects, as if made on and as of the Borrowing Date;

      (c) no event will have occurred and is continuing, or would result from the requested Purchase, that constitutes an Amortization Event or Unmatured Amortization Event;

                                   Exh II - 1

      (d) the Facility Termination Date has not occurred; and

      (e) after giving effect to the Loans comprising the Advance requested below, the Aggregate Principal will not exceed the Borrowing Limit.

      2. The [SERVICER, ON BEHALF OF THE] Borrower hereby requests that Blue Ridge (or their respective Liquidity Banks) make an Advance on ___________, 20__ (the "Borrowing Date") as follows:

      (a) Aggregate Amount of Advance: $_____________.

      (b) Lender Group Shares:

                  Blue Ridge Group: $_______________

                  [ADDITIONAL LENDER GROUPS]: $__________

      (c) If the Advance is not funded by the Conduit of your Lender Group, [SERVICER ON BEHALF OF THE] Borrower requests that the related Liquidity Banks make an Alternate Base Rate Loan that converts into LIBO Rate Loan with an Interest Period of _____ months on the third Business Day after the Borrowing
Date).

      3. Please disburse the proceeds of the Loans as follows:

      [APPLY $________ TO PAYMENT OF PRINCIPAL AND INTEREST OF EXISTING LOANS DUE ON THE BORROWING DATE]. [APPLY $______ TO PAYMENT OF FEES DUE ON THE BORROWING DATE]. [WIRE TRANSFER $________ TO ACCOUNT NO. ________ AT ___________ BANK, IN [CITY, STATE], ABA NO. __________, REFERENCE: ________].

      IN WITNESS WHEREOF, the [SERVICER, ON BEHALF OF THE] Borrower has caused this Borrowing Request to be executed and delivered as of this ____ day of ___________, _____.

                                       [_______________________, AS SERVICER,
                                       ON BEHALF OF:] _________., as Borrower

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                   Exh II - 2

                                   EXHIBIT III

          PLACES OF BUSINESS OF THE LOAN PARTIES; LOCATIONS OF RECORDS;

                    FEDERAL EMPLOYER IDENTIFICATION NUMBER(S)

                                   [attached]

                                   Exh III

                                   EXHIBIT IV

           NAMES OF COLLECTION BANKS; LOCK-BOXES & COLLECTION ACCOUNTS

     LOCK-BOX          RELATED COLLECTION ACCOUNT
------------------  ---------------------------------
[P.O. BOX ADDRESS]  Name of Current Account Holder:
                    ___________
                    Account Number: _____________
                    [COLLECTION BANK NAME], a _______
                    banking association
                    Account Number: _______________
                    ABA Number: __________________
                    Contact Person: _________________
                    Contact's Tel: ( )_______________
                    Contact's Fax: ( )_______________
------------------  ---------------------------------

------------------  ---------------------------------

------------------  ---------------------------------

------------------  ---------------------------------

                                     Exh IV

                                    EXHIBIT V

                         FORM OF COMPLIANCE CERTIFICATE

To: Wachovia Bank, National Association, as Agent

      [EACH LENDER GROUP AGENT]

      This Compliance Certificate is furnished pursuant to that certain Credit and Security Agreement dated as of March 7, 2003 (as amended, supplemented or otherwise modified from time to time, the "Agreement") among Allied Receivables Funding Incorporated (the "Borrower"), Allied Waste North America, Inc., as initial Servicer, Blue Ridge Asset Funding Corporation, Wachovia Bank National Association, individually and as Agent, the Lenders from time to time parties thereto, the Lender Group Agents from time to time party thereto and the Liquidity Banks from time to time parties thereto.

      THE UNDERSIGNED HEREBY CERTIFIES THAT:

      1. I am the duly elected [CHIEF FINANCIAL OFFICER] of [BORROWER] [PERFORMANCE GUARANTOR].

      2. I have reviewed the terms of the [AGREEMENT] [PERFORMANCE UNDERTAKING] and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of [BORROWER] [PERFORMANCE GUARANTOR AND ITS SUBSIDIARIES] during the accounting period covered by the attached financial statements.

      3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes [AN AMORTIZATION EVENT OR UNMATURED AMORTIZATION EVENT, AS EACH SUCH TERM IS DEFINED UNDER THE AGREEMENT] [BREACH UNDER THE PERFORMANCE UNDERTAKING], during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, EXCEPT AS SET FORTH IN PARAGRAPH 5 BELOW].

      4. [WITH RESPECT TO THE PERFORMANCE GUARANTOR] [Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants referred to in Section 9.1(f) of the Agreement, all of which data and computations are true, complete and correct.]

      [5. DESCRIBED BELOW ARE THE EXCEPTIONS, IF ANY, TO PARAGRAPH 3 BY LISTING, IN DETAIL, THE NATURE OF THE CONDITION OR EVENT, THE PERIOD DURING WHICH IT HAS EXISTED AND THE ACTION WHICH [BORROWER] [PERFORMANCE GUARANTOR] HAS TAKEN, IS TAKING, OR PROPOSES TO TAKE WITH RESPECT TO EACH SUCH CONDITION OR EVENT:
____________________]

                                   Exh V - 1

      The foregoing certifications, together with the computations set forth in
Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered as of ______________, 20__.

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                   Exh V - 2

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

      A. Schedule of Compliance as of __________, ____ with Section ___ of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

This schedule relates to the month ended: _______________

                                   Exh V - 3

                                   EXHIBIT VI

                      FORM OF COLLECTION ACCOUNT AGREEMENT

                          COLLECTION ACCOUNT AGREEMENT

                               _____________, 2003

[COLLECTION BANK NAME]
[COLLECTION BANK ADDRESS]

Attn: _____________________
Fax No.(___) ______________

      Re: [NAME OF CURRENT LOCK-BOX OWNER]/[BORROWER'S NAME]

Ladies and Gentlemen:

      Reference is hereby made to each of the [DEPARTMENTAL] post office boxes listed on Schedule 1 hereto (each, a "Lock-Box") of which [COLLECTION BANK NAME], a _________ banking association (hereinafter "you"), has exclusive control for the purpose of receiving mail and processing payments therefrom pursuant to the [LOCK-BOX SERVICE AGREEMENT] dated _______________, originally by and between _____________ (the "Company") and you (the "Service Agreement").

      1. You hereby confirm your agreement to perform the services described therein. Among the services you have agreed to perform therein, is to endorse all checks and other evidences of payment received in each of the Lock-Boxes, and credit such payments to account no. _____________ (the "Lock-Box Account").

      2. The Company hereby informs you that it has transferred to its affiliate, [BORROWER NAME], a ____________ [CORPORATION] (the "Borrower") all of the Company's right, title and interest in and to the items from time to time received in the Lock-Boxes and/or deposited in the Lock-Box Account, but that the Company has agreed to continue to service the receivables giving rise to such items. Accordingly, the Company and Borrower hereby request that the name of the Lock-Box Account be changed to "[BORROWER NAME]" Borrower hereby further advises you that it has pledged the receivables giving rise to such items to a group of lenders for whom Wachovia Bank, National Association acts as agent (in such capacity, the "Agent") and has granted a security interest to the Agent in all of Borrower's right, title and interest in and to the Lock-Box Account and the funds therein.

      3. Each of the Company and Borrower hereby irrevocably instructs you, and you hereby agree, that upon receiving notice from the Agent in the form attached hereto as Annex A:

                                   Exh VI - 1

      (i) the name of the Lock-Box Account will be changed to "Wachovia Bank, National Association, as Agent" (or any designee of the Agent), and the Agent will have exclusive ownership of and access to the Lock-Boxes and the Lock-Box Account, and none of the Company, Borrower, nor any of their respective affiliates will have any control of the Lock-Boxes or the Lock-Box Account or any access thereto, (ii) you will either continue to send the funds from the Lock-Boxes to the Lock-Box Account, or will redirect the funds as the Agent may otherwise request, (iii) you will transfer monies on deposit in the Lock-Box Account to the following account:

         Bank Name:                    Wachovia Bank, National Association
         Location:                     Charlotte, NC
         ABA Routing No.:              ABA # 053000219
         Credit Account No.:           For credit to Blue Ridge Asset Funding
                                       Account #2000010384921
         Reference:                    Blue Ridge/[THE SELLER NAME]
         Attention:                    Douglas R. Wilson, tel. (704) 374-2520

or to such other account as the Agent may specify, (iv) all services to be performed by you under the Service Agreement will be performed on behalf of the Agent, and (v) all correspondence or other mail which you have agreed to send to the Company or Borrower will be sent to the Agent at the following address:

                 Wachovia Bank, National Association, as Agent
                 191 Peachtree Street
                 Mail Stop GA-8407
                 Atlanta, GA 30303
                 Attn: Elizabeth K. Wagner,
                       Asset-Backed Finance
                 FAX: (404) 332-5152

Moreover, upon such notice, the Agent will have all rights and remedies given to the Company (and Borrower, as the Company's assignee) under the Service Agreement. The Company agrees, however, to continue to pay all fees and other assessments due thereunder at any time.

      4. You hereby acknowledge that monies deposited in the Lock-Box Account or any other account established with you by the Agent for the purpose of receiving funds from the Lock-Boxes are subject to the liens of the Agent, and will not be subject to deduction, set-off, banker's lien or any other right you or any other party may have against the Company or Borrower except that you may debit the Lock-Box Account for any items deposited therein that are returned or otherwise not collected and for all charges, fees, commissions and expenses incurred by you in providing services hereunder, all in accordance with your customary practices for the charge back of returned items and expenses.

      5. You will be liable only for direct damages in the event you fail to exercise ordinary care. You shall be deemed to have exercised ordinary care if your action or failure to act is in conformity with general banking usages or is otherwise a commercially reasonable

                                   Exh VI - 2
practice of the banking industry. You shall not be liable for any special, indirect or consequential damages, even if you have been advised of the possibility of these damages.

      6. The parties acknowledge that you may assign or transfer your rights and obligations hereunder solely to a wholly-owned subsidiary of [INSERT NAME OF COLLECTION BANK'S HOLDING COMPANY].

      7. Borrower agrees to indemnify you for, and hold you harmless from, all claims, damages, losses, liabilities and expenses, including legal fees and expenses, resulting from or with respect to this letter agreement and the administration and maintenance of the Lock-Box Account and the services provided hereunder, including, without limitation: (a) any action taken, or not taken, by you in regard thereto in accordance with the terms of this letter agreement, (b) the breach of any representation or warranty made by Borrower pursuant to this letter agreement, (c) any item, including, without limitation, any automated clearinghouse transaction, which is returned for any reason, and (d) any failure of Borrower to pay any invoice or charge to you for services in respect to this letter agreement and the Lock-Box Account or any amount owing to you from Borrower with respect thereto or to the service provided hereunder.

      8. THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WHICH STATE SHALL BE YOUR "LOCATION" FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE FROM AND AFTER JULY 1, 2001. This letter agreement may be executed in any number of counterparts and all of such counterparts taken together will be deemed to constitute one and the same instrument.

      9. This letter agreement contains the entire agreement between the parties, and may not be altered, modified, terminated or amended in any respect, nor may any right, power or privilege of any party hereunder be waived or released or discharged, except upon execution by all parties hereto of a written instrument so providing. In the event that any provision in this letter agreement is in conflict with, or is inconsistent with, any provision of the Service Agreement, this letter agreement will exclusively govern and control. Each party agrees to take all actions reasonably requested by any other party to carry out the purposes of this letter agreement or to preserve and protect the rights of each party hereunder.

      Please indicate your agreement to the terms of this letter agreement by signing in the space provided below. This letter agreement will become effective immediately upon execution of a counterpart of this letter agreement by all parties hereto.

                                                Very truly yours,

                                                [NAME OF CURRENT LOCK-BOX OWNER]

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                   Exh VI - 3

                                                [BORROWER NAME]

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

Acknowledged and agreed to as of the
date first above written:

[COLLECTION BANK]

By:_____________________________
Name:___________________________
Title:__________________________

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent

By:_____________________________
Name:___________________________
Title:__________________________

                                   Exh VI - 4

                                     ANNEX A

                                 FORM OF NOTICE

                          [On letterhead of the Agent]

                                     [DATE]

[COLLECTION BANK NAME]
[COLLECTION BANK ADDRESS]

Attn: ____________________
Fax No. (___) ______________

      Re: [NAME OF CURRENT LOCK-BOX OWNER]/[BORROWER NAME]

Ladies and Gentlemen:

      We hereby notify you that we are exercising our rights pursuant to that certain letter agreement dated ____________, 2003 (the "Letter Agreement") among [NAME OF CURRENT LOCK-BOX OWNER], [BORROWER NAME], you and us, to have the name of, and to have exclusive ownership and control of, account no. __________ identified in the Letter Agreement (the "Lock-Box Account") maintained with you, transferred to us. The Lock-Box Account will henceforth be a zero-balance account, and funds deposited in the Lock-Box Account should be sent at the end of each day to the account specified in Section 3(i) of the Letter Agreement, or as otherwise directed by the undersigned. You have further agreed to perform all other services you are performing under the "Service Agreement" (as defined in the Letter Agreement) on our behalf.

      We appreciate your cooperation in this matter.

                                            Very truly yours,

                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            as Agent

                                            By:_____________________________
                                            Name:___________________________
                                            Title:__________________________

                                  Annex A - 1

                                   SCHEDULE 1

                       LOCK-BOX POST OFFICE ADDRESS
           ------------------------------------------------------

           ------------------------------------------------------

           ------------------------------------------------------

           ------------------------------------------------------

           ------------------------------------------------------

           ------------------------------------------------------

           ------------------------------------------------------

           ------------------------------------------------------

           ------------------------------------------------------

           ------------------------------------------------------

           ------------------------------------------------------

                                  Annex A - 2

                                   EXHIBIT VII

                          FORM OF ASSIGNMENT AGREEMENT

      THIS ASSIGNMENT AGREEMENT (this "Assignment Agreement") is entered into as of the ___ day of ____________, ____, by and between _____________________
("Assignor") and __________________ ("Assignee").

                             PRELIMINARY STATEMENTS

      A. This Assignment Agreement is being executed and delivered in accordance with Section 12.1(b) of that certain Credit and Security Agreement dated as of March 7, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit and Security Agreement") among Allied Receivables Funding Incorporated (the "Borrower"), Allied Waste North America, Inc., as initial Servicer, Blue Ridge Asset Funding Corporation, Wachovia Bank National Association, individually and as Agent, the Lenders from time to time parties thereto, the Lender Group Agents from time to time party thereto and the Liquidity Banks from time to time parties thereto. Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Credit and Security Agreement.

      B. Assignor is a Liquidity Bank party to the Credit and Security Agreement, and Assignee wishes to become a Liquidity Bank thereunder; and

      C. Assignor is selling and assigning to Assignee an undivided ____________% (the "Transferred Percentage") interest in all of Assignor's rights and obligations under the Transaction Documents, including, without limitation, Assignor's Commitment and (if applicable) Assignor's Loans as set forth herein.

                                    AGREEMENT

      The parties hereto hereby agree as follows:

      (1) The sale, transfer and assignment effected by this Assignment Agreement shall become effective (the "Effective Date") two (2) Business Days (or such other date selected by the Agent in its sole discretion) following the date on which a notice substantially in the form of Schedule II to this Assignment Agreement ("Effective Notice") is delivered by the Agent to Blue Ridge, Assignor and Assignee. From and after the Effective Date, Assignee shall be a Liquidity Bank party to the Credit and Security Agreement for all purposes thereof as if Assignee were an original party thereto and Assignee agrees to be bound by all of the terms and provisions contained therein.

      (2) If Assignor has no outstanding principal under the Credit and Security Agreement, on the Effective Date, Assignor shall be deemed to have hereby transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor's Commitment and

                                  Exh VII - 1
all rights and obligations associated therewith under the terms of the Credit and Security Agreement, including, without limitation, the Transferred Percentage of Assignor's future funding obligations under the Credit and Security Agreement.

      (3) If Assignor has any outstanding principal under the Credit and Security Agreement, at or before 12:00 noon, local time of Assignor, on the Effective Date Assignee shall pay to Assignor, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding principal of Assignor's Loans (such amount, being hereinafter referred to as the "Assignee's Principal"); (ii) all accrued but unpaid (whether or not then due) Interest attributable to Assignee's Principal and (iii) accruing but unpaid fees and other costs and expenses payable in respect of Assignee's Principal for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the "Assignee's Acquisition Cost"); whereupon, Assignor shall be deemed to have sold, transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor's Commitment, Loans (if applicable) and Percentage Interests (if applicable) and all related rights and obligations under the Transaction Documents, including, without limitation, the Transferred Percentage of Assignor's future funding obligations under the Credit and Security Agreement.

      (4) Concurrently with the execution and delivery hereof, Assignor will provide to Assignee copies of all documents requested by Assignee which were delivered to Assignor pursuant to the Credit and Security Agreement.

      (5) Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

      (6) By executing and delivering this Assignment Agreement, Assignor and Assignee confirm to and agree with each other, the Agent and the Liquidity Banks as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with any of the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of Assignee, the Credit and Security Agreement, or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any Collateral; (b) Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, any Obligor, any Affiliate of Borrower or the performance or observance by Borrower, any Obligor, any Affiliate of Borrower of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) Assignee confirms that it has received a copy of each of the Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) Assignee will, independently and without reliance upon the Agent, Blue Ridge, Borrower or any other Liquidity Bank or Lender and based on such documents and information as it shall deem

                                  Exh VII - 2
appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents; (e) Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (f) Assignee agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Credit and Security Agreement and the other Transaction Documents, are required to be performed by it as a Liquidity Bank or, when applicable, as a Lender.

      (7) Each party hereto represents and warrants to and agrees with the Agent that it is aware of and will comply with the provisions of the Credit and Security Agreement, including, without limitation, Sections 14.5 and 14.6 thereof.

      (8) Schedule I hereto sets forth the revised Commitment of Assignor and the Commitment of Assignee, as well as administrative information with respect to Assignee.

      (9) THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      (10) Assignee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior indebtedness for borrowed money of Blue Ridge, it will not institute against, or join any other Person in instituting against, Blue Ridge any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                                  Exh VII - 3

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

                                                [ASSIGNOR]

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                                [ASSIGNEE]

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                  Exh VII - 4

                       SCHEDULE I TO ASSIGNMENT AGREEMENT

                       LIST OF LENDING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS

Date: _____________, ______

Transferred Percentage: ____________%

               A-1            A-2            B-1            B-2
--------  -------------  -------------  -------------  --------------
Assignor   Commitment     Commitment     Outstanding    Ratable Share
            (prior to    (after giving  principal (if  of Outstanding
          giving effect  effect to the      any)          principal
             to the       Assignment
           Assignment     Agreement)
           Agreement)
--------  -------------  -------------  -------------  --------------

--------  -------------  -------------  -------------  --------------

               A-1            A-2            B-1            B-2
--------  -------------  -------------  -------------  --------------
Assignee   Commitment     Commitment     Outstanding    Ratable Share
            (prior to    (after giving  principal (if  of Outstanding
          giving effect  effect to the      any)          principal
             to the       Assignment
           Assignment     Agreement)
           Agreement)
--------  -------------  -------------  -------------  --------------

--------  -------------  -------------  -------------  --------------

Address for Notices

___________________

___________________

Attention:
Phone:
Fax:

                                  Exh VII - 5

                       SCHEDULE II TO ASSIGNMENT AGREEMENT

                                EFFECTIVE NOTICE

TO:   ________________________, Assignor
      ________________________
      ________________________
      ________________________

TO:   ________________________, Assignee
      ________________________
      ________________________
      ________________________

      The undersigned, as Agent under the Credit and Security Agreement dated as of March 7, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Allied Receivables Funding Incorporated (the "Borrower"), Allied Waste North America, Inc., as initial Servicer, Blue Ridge Asset Funding Corporation, Wachovia Bank National Association, individually and as Agent, the Lenders from time to time parties thereto, the Lender Group Agents from time to time party thereto and the Liquidity Banks from time to time parties thereto, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of ____________, 2003 between __________________, as Assignor, and __________________, as Assignee. Terms
defined in such Assignment Agreement are used herein as therein defined.

      1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be ______________, ____.

      2. Each of the undersigned hereby consents to the Assignment Agreement as required by Section 12.1(b) of the Credit and Security Agreement.

      [3.    PURSUANT TO SUCH ASSIGNMENT AGREEMENT, THE ASSIGNEE IS REQUIRED TO
PAY $____________ TO ASSIGNOR AT OR BEFORE 12:00 NOON (LOCAL TIME OF ASSIGNOR) ON THE EFFECTIVE DATE IN IMMEDIATELY AVAILABLE FUNDS.]

                                          Very truly yours,

                                          WACHOVIA BANK,
                                          NATIONAL ASSOCIATION,
                                          as Agent

                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________

                                  Exh VII - 6

                                          BLUE RIDGE ASSET FUNDING
                                          CORPORATION

                                          BY:   WACHOVIA BANK, NATIONAL
                                                ASSOCIATION,
                                                as attorney-in-fact

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

****[Borrower hereby consents to the foregoing assignment:

[BORROWER]

By:________________________
Name:______________________
Title:_____________________]****

                                   Exh VII - 7

                                  EXHIBIT VIII

                          CREDIT AND COLLECTION POLICY

                   See Exhibit V to Receivables Sale Agreement

                                    Exh VIII

                                   EXHIBIT IX

                             FORM OF MONTHLY REPORT

                                   [attached]

                                     Exh IX

                                    EXHIBIT X

                                   [RESERVED]

                                     Exh X

                                   EXHIBIT XI

                         FORM OF PERFORMANCE UNDERTAKING

      This Performance Undertaking (this "Undertaking"), dated as of March 7, 2003, is executed by ALLIED WASTE INDUSTRIES, INC., a Delaware corporation (the "Performance Guarantor") in favor of ALLIED RECEIVABLES FUNDING INCORPORATED, a Delaware corporation (together with its successors and assigns, "Recipient").

                                    RECITALS

      1. Allied Waste North America, Inc. and the other originators party thereto (collectively, the "Originators"), and Recipient have entered into a Receivables Sale Agreement, dated as of March 7, 2003 (as amended, restated or otherwise modified from time to time, the "Sale Agreement"), pursuant to which Originators, subject to the terms and conditions contained therein, are selling and/or contributing their respective right, title and interest in their accounts receivable to Recipient.

      2. Performance Guarantor directly or indirectly owns one hundred percent (100%) of the capital stock of each of the Originators and Recipient, and each of the Originators, and accordingly, Performance Guarantor, is expected to receive substantial direct and indirect benefits from their sale or contribution of receivables to Recipient pursuant to the Sale Agreement (which benefits are hereby acknowledged).

      3. As an inducement for Recipient to acquire Originators' accounts receivable pursuant to the Sale Agreement, Performance Guarantor has agreed to guaranty the due and punctual performance by Originators of their obligations under the Sale Agreement as well as Allied Waste North America, Inc.'s Servicing Related Obligations (as hereinafter defined).

      4. Performance Guarantor wishes to guaranty the due and punctual performance by Originators of their obligations to Recipient under or in respect of the Sale Agreement, as provided herein.

                                    AGREEMENT

      NOW, THEREFORE, Performance Guarantor hereby agrees as follows:

      Section 1. Definitions. Capitalized terms used herein and not defined herein shall the respective meanings assigned thereto in the Sale Agreement or the Credit and Security Agreement (as hereinafter defined). In addition:

Guaranteed Obligations: Collectively: all covenants, agreements, terms, conditions and indemnities to be performed and observed by any Originator under and pursuant to the Sale Agreement and each other document executed and delivered by any Originator pursuant to the Sale Agreement, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by any Originator under the Sale Agreement, whether for

                                   Exh XI - 1
fees, expenses (including counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason and (ii) all obligations of Allied Waste North America, Inc. ("AWNA"), as Servicer under the Credit and Security Agreement, dated as of March 7, 2003 by and among Recipient, as Borrower, the Servicer Parties, as Servicer, Blue Ridge Asset Funding Corporation, the Liquidity Banks time to time party thereto, the Lender Group Agents from time to time party thereto and Wachovia Bank, National Association, as Agent (as amended, restated or otherwise modified, the "Credit and Security Agreement" and, together with the Sale Agreement, the "Agreements") (all such obligations under this clause (ii), collectively, the "Servicing Related Obligations")

      Section 2. Guaranty of Performance of Guaranteed Obligations. Performance Guarantor hereby guarantees to Recipient, the full and punctual payment and performance by each Originator and AWNA of their respective Guaranteed Obligations. This Undertaking is an absolute, unconditional and continuing guaranty of the full and punctual performance of all Guaranteed Obligations of each Originator and AWNA under the Agreements and each other document executed and delivered by any Originator or AWNA pursuant to the Agreements and is in no way conditioned upon any requirement that Recipient first attempt to collect any amounts owing by any Originator or AWNA to any other Person or resort to any collateral security, any balance of any deposit account or credit on the books of Recipient in favor of any Originator, AWNA or any other Person or other means of obtaining payment. Should any Originator or AWNA default in the payment or performance of any of its Guaranteed Obligations, Recipient (or its assigns) may cause the immediate performance by Performance Guarantor of the Guaranteed Obligations and cause any payment Guaranteed Obligations to become forthwith due and payable to Recipient (or its assigns), without demand or notice of any nature (other than as expressly provided herein), all of which are hereby expressly waived by Performance Guarantor. Notwithstanding the foregoing, this Undertaking is not a guarantee of the collection of any of the Receivables and Performance Guarantor shall not be responsible for any Guaranteed Obligations to the extent the failure to perform such Guaranteed Obligations by any Originator or AWNA results from Receivables being late, delinquent or uncollectible on account of the insolvency, bankruptcy, payment behavior or lack of creditworthiness of the related Obligor; provided that nothing herein shall relieve any Originator or AWNA from performing in full its Guaranteed Obligations under the Agreements or Performance Guarantor of its undertaking hereunder with respect to the full performance of such duties.

      Section 3. Performance Guarantor's Further Agreements to Pay. Performance Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Recipient (and its assigns), forthwith upon demand in funds immediately available to Recipient, all reasonable costs and expenses (including court costs and reasonable legal expenses) incurred or expended by Recipient in connection with the Guaranteed Obligations, this Undertaking and the enforcement thereof, together with interest on amounts recoverable under this Undertaking from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360 day year) equal to the Prime Rate plus 2% per annum, such rate of interest changing when and as the Prime Rate changes.

      Section 4. Waivers by Performance Guarantor. Performance Guarantor waives notice of acceptance of this Undertaking, notice of any action taken or omitted by Recipient (or its assigns) in reliance on this Undertaking, and any requirement that Recipient (or its assigns) be

                                   Exh XI - 2
diligent or prompt in making demands under this Undertaking, giving notice of any Termination Event, Amortization Event, other default or omission by any Originator or asserting any other rights of Recipient under this Undertaking. Performance Guarantor warrants that it has adequate means to obtain from each Originator, on a continuing basis, information concerning the financial condition of such Originator, and that it is not relying on Recipient to provide such information, now or in the future. Performance Guarantor also irrevocably waives all defenses (i) that at any time may be available in respect of the Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect or (ii) that arise under the law of suretyship, including impairment of collateral. Recipient (and its assigns) shall be at liberty, without giving notice to or obtaining the assent of Performance Guarantor and without relieving Performance Guarantor of any liability under this Undertaking, to deal with each Originator and AWNA and with each other party who now is or after the date hereof becomes liable in any manner for any of the Guaranteed Obligations, in such manner as Recipient in its sole discretion deems fit, and to this end Performance Guarantor agrees that the validity and enforceability of this Undertaking, including without limitation, the provisions of Section 7 hereof, shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof; (c) any waiver of any right, power or remedy or of any Termination Event, Amortization Event, or default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to the Guaranteed Obligations or any part thereof; (f) the application of amounts which are not covered by this Undertaking even though Recipient (or its assigns) might lawfully have elected to apply such payments to any part or all of the payment Obligations of such Originator or AWNA or to amounts which are not covered by this Undertaking;
(g) the existence of any claim, setoff or other rights which Performance Guarantor may have at any time against any Originator or AWNA in connection herewith or any unrelated transaction; (h) any assignment or transfer of the Guaranteed Obligations or any part thereof; or (i) any failure on the part of any Originator or AWNA to perform or comply with any term of the Agreements or any other document executed in connection therewith or delivered thereunder, all whether or not Performance Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (i) of this
Section 4.

      Section 5. Unenforceability of Guaranteed Obligations Against Originators or AWNA. Notwithstanding (a) any change of ownership of any Originator or AWNA or the insolvency, bankruptcy or any other change in the legal status of any Originator or AWNA; (b) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (c) the failure of any Originator, AWNA or Performance Guarantor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or

                                   Exh XI - 3
this Undertaking, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this Undertaking; or (d) if any of the moneys included in the Guaranteed Obligations have become irrecoverable from any Originator for any other reason other than final payment in full of the payment Obligations in accordance with their terms, this Undertaking shall nevertheless be binding on Performance Guarantor. This Undertaking shall be in addition to any other guaranty or other security for the Guaranteed Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Originator or AWNA or for any other reason with respect to any Originator or AWNA, all such amounts then due and owing with respect to the Guaranteed Obligations under the terms of the Agreements, or any other agreement evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, shall be immediately due and payable by Performance Guarantor.

      Section 6. Representations and Warranties. Performance Guarantor hereby represents and warrants to Recipient that:

      (a) Existence and Standing. Performance Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Performance Guarantor is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

      (b) Authorization, Execution and Delivery; Binding Effect. The execution and delivery by Performance Guarantor of this Undertaking, and the performance of its obligations hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Undertaking has been duly executed and delivered by Performance Guarantor. This Undertaking constitutes the legal, valid and binding obligation of Performance Guarantor enforceable against Performance Guarantor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

      (c) No Conflict; Government Consent. The execution and delivery by Performance Guarantor of this Undertaking, and the performance of its obligations hereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets, except, in any case, where such contravention or violation or Adverse Claim could not reasonably be expected to have a Material Adverse Effect.

                                   Exh XI - 4

      (d) Financial Statements. The consolidated financial statements of Performance Guarantor and its consolidated Subsidiaries dated as of December 31, 2002 heretofore delivered to Recipient have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present in all material respects the consolidated financial condition and results of operations of Performance Guarantor and its consolidated Subsidiaries as of such dates and for the periods ended on such date. Since the later of (i) December 31, 2002 and (ii) the last time this representation was made or deemed made, no event has occurred which would or could reasonably be expected to have a Material Adverse Effect.

      (e) Taxes. Performance Guarantor has filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by Performance Guarantor or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The United States income tax returns of Performance Guarantor have been audited by the Internal Revenue Service through the fiscal year ended December 31, 2002. No federal or state tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Performance Guarantor in respect of any taxes or other governmental charges are adequate.

      (f) Litigation and Contingent Obligations. Except as disclosed in the filings made by Performance Guarantor with the Securities and Exchange Commission, there are no actions, suits or proceedings pending or, to the best of Performance Guarantor's knowledge, threatened against or affecting Performance Guarantor or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a material adverse effect on (i) the business, properties, condition (financial or otherwise) or results of operations of Performance Guarantor and its Subsidiaries taken as a whole, (ii) the ability of Performance Guarantor to perform its obligations under this Undertaking, or (iii) the validity or enforceability of any of this Undertaking or the rights or remedies of Recipient hereunder. Performance Guarantor does not have any material Contingent Obligations not provided for or disclosed in the financial statements referred to in Section 6(d).

      Section 7. Subrogation. Notwithstanding anything to the contrary contained herein, until the Guaranteed Obligations are paid in full, Performance
Guarantor: (a) will not enforce or otherwise exercise any right of subrogation to any of the rights of Recipient or any of its assignees against any Originator, (b) hereby waives all rights of subrogation (whether contractual, under Section 509 of the Federal Bankruptcy Code, at law or in equity or otherwise) to the claims of Recipient or any of its assignees against any Originator and/or AWNA and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the United States Bankruptcy Code) which Performance Guarantor might now have or hereafter acquire against any Originator and/or AWNA that arise from the existence or performance of Performance Guarantor's obligations hereunder, (c) will not claim any setoff, recoupment or counterclaim against any Originator and/or AWNA in respect of any liability of Performance Guarantor to such Originator and/or AWNA and (d) waives any benefit of and any right to participate in any collateral security which may be held by Recipient or any of its assigns. The provisions of this Section 7 shall be supplemental to and not in derogation of any rights and remedies of Recipient under any separate

                                   Exh XI - 5
subordination agreement which Recipient may at any time and from time to time enter into with Performance Guarantor.

      Section 8. Termination of Performance Undertaking. Performance Guarantor's obligations hereunder shall continue in full force and effect until all Obligations are finally paid and satisfied in full and the Credit and Security Agreement is terminated, provided that this Undertaking shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Originator or AWNA or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not Recipient (or its assigns) is in possession of this Undertaking. No invalidity, irregularity or unenforceability by reason of the Federal Bankruptcy Code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair, affect, be a defense to or claim against the obligations of Performance Guarantor under this Undertaking.

      Section 9. Effect of Bankruptcy. This Performance Undertaking shall survive the insolvency of any Originator and/or AWNA and the commencement of any case or proceeding by or against any Originator under the Federal Bankruptcy Code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. No automatic stay under the Federal Bankruptcy Code with respect to any Originator and/or AWNA or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which any Originator is subject shall postpone the obligations of Performance Guarantor under this Undertaking.

      Section 10. Setoff. Regardless of the other means of obtaining payment of any of the Guaranteed Obligations, Recipient (and its assigns) is hereby authorized at any time and from time to time, without notice to Performance Guarantor (any such notice being expressly waived by Performance Guarantor) and to the fullest extent permitted by law, to set off and apply any deposits and other sums against the obligations of Performance Guarantor under this Undertaking, whether or not Recipient (or any such assign) shall have made any demand under this Undertaking and although such Obligations may be contingent or unmatured.

      Section 11. Taxes. All payments to be made by Performance Guarantor hereunder shall be made free and clear of any deduction or withholding. If Performance Guarantor is required by law to make any deduction or withholding on account of tax or otherwise from any such payment, the sum due from it in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Recipient receive a net sum equal to the sum which they would have received had no deduction or withholding been made.

      Section 12. Further Assurances. Performance Guarantor agrees that it will from time to time, at the request of Recipient (or its assigns), provide information relating to the business and affairs of Performance Guarantor as Recipient may reasonably request. Performance Guarantor also agrees to do all such things and execute all such documents as Recipient (or its assigns) may reasonably consider necessary to give full effect to this Undertaking and to preserve the rights and powers of Recipient hereunder.

                                   Exh XI - 6

      Section 13. Successors and Assigns. This Performance Undertaking shall be binding upon Performance Guarantor, its successors and permitted assigns, and shall inure to the benefit of and be enforceable by Recipient and its successors and assigns. Performance Guarantor may not assign or transfer any of its obligations hereunder without the prior written consent of each of Recipient and the Agent. Without limiting the generality of the foregoing sentence, Recipient may assign or otherwise transfer the Agreements, any other documents executed in connection therewith or delivered thereunder or any other agreement or note held by them evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to Recipient herein and Recipient hereby notifies Performance Guarantor that, simultaneously herewith, Recipient is assigning all of its right, title and interest, including, without limitation, its right to enforce the obligations of Performance Guarantor hereunder, to the Agent.

      Section 14. Amendments and Waivers. No amendment or waiver of any provision of this Undertaking nor consent to any departure by Performance Guarantor therefrom shall be effective unless the same shall be in writing and signed by Recipient, the Agent and Performance Guarantor. No failure on the part of Recipient to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

      Section 15. Notices. All notices and other communications provided for hereunder shall be made in writing and shall be addressed as follows: if to Performance Guarantor, at the address set forth beneath its signature hereto, and if to Recipient, at the addresses set forth beneath its signature hereto, or at such other addresses as each of Performance Guarantor or any Recipient may designate in writing to the other. Each such notice or other communication shall be effective (1) if given by telecopy, upon the receipt thereof, (2) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (3) if given by any other means, when received at the address specified in this Section 15.

      Section 16. GOVERNING LAW. THIS UNDERTAKING SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

      Section 17. CONSENT TO JURISDICTION. EACH OF PERFORMANCE GUARANTOR AND RECIPIENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS UNDERTAKING, THE AGREEMENTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH OR DELIVERED THEREUNDER AND EACH OF THE PERFORMANCE GUARANTOR AND RECIPIENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT,

                                   Exh XI - 7

ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

      Section 18. Bankruptcy Petition. Performance Guarantor hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding Indebtedness of Recipient, it will not institute against, or join any other Person in instituting against, Recipient any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

      Section 19. Miscellaneous. This Undertaking constitutes the entire agreement of Performance Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Undertaking shall be in addition to any other guaranty of or collateral security for any of the Guaranteed Obligations. The provisions of this Undertaking are severable, and in any action or proceeding involving any state corporate law, or any state or Federal Bankruptcy Code or any insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Performance Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of Performance Guarantor's liability under this Undertaking, then, notwithstanding any other provision of this Undertaking to the contrary, the amount of such liability shall, without any further action by Performance Guarantor or Recipient, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. Any provisions of this Undertaking which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise specified, references herein to "Section" shall mean a reference to sections of this Undertaking.

                                   Exh XI - 8

      IN WITNESS WHEREOF, Performance Guarantor has caused this Undertaking to be executed and delivered as of the date first above written.

                                        ALLIED WASTE INDUSTRIES, INC.

                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                                        Address for Notices: __________

                                   Exh XI - 9

                                   EXHIBIT XII

                                   [RESERVED]

                                    Exh XII

                                  EXHIBIT XIII

                            FORM OF REDUCTION NOTICE

                                       ---

                                [BORROWER'S NAME]

                                REDUCTION NOTICE
                           dated ______________, 20__
                for Aggregate Reduction on ________________, 20__

Wachovia Bank, National Association, as Agent
191 Peachtree Street, N.E., GA-8407
Atlanta, Georgia 30303

Attention:  Elizabeth R. Wagner, Fax No. (404) 332-5152

[EACH LENDER GROUP AGENT]
[ADDRESSES]

Ladies and Gentlemen:

      Reference is made to the Credit and Security Agreement dated as of March 7, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Allied Receivables Funding Incorporated (the "Borrower"), Allied Waste North America, Inc., as initial Servicer, Blue Ridge Asset Funding Corporation, Wachovia Bank National Association, individually and as Agent, the Lenders from time to time parties thereto, the Lender Group Agents from time to time party thereto and the Liquidity Banks from time to time parties thereto. Capitalized terms defined in the Credit Agreement are used herein with the same meanings.

      1. The [SERVICER, ON BEHALF OF THE] Borrower hereby certifies, represents and warrants to the Agent and the Lenders that on and as of the date hereof, this is the only Reduction Notice outstanding.

      2. The [SERVICER, ON BEHALF OF THE] Borrower hereby requests that the following Loans be reduced on ___________, 20__ (the "Proposed Reduction") as follows:

      (a)   Aggregate Reduction: $_____________.

      (b)   Lender Group Shares:

                  Blue Ridge Group: $_______________

                  [ADDITIONAL LENDER GROUPS]: $__________

                                  Exh XIII - 1

      (c)   Loans to be reduced within each Lender Group:

            Lender Group: ___________________
            Loan[s]:      ___________________

      IN WITNESS WHEREOF, the [SERVICER, ON BEHALF OF THE] Borrower has caused this Borrowing Request to be executed and delivered as of this ____ day of ___________, _____.

                                    [_______________________, AS SERVICER,
                                    ON BEHALF OF:] ____________., as Borrower

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________

                                  Exh XIII - 2

                                   SCHEDULE A

       LENDER GROUPS, LENDER GROUP AGENTS, CONDUIT LENDERS, AND LIQUIDITY
                    BANKS AND COMMITMENTS OF LIQUIDITY BANKS

I.    Blue Ridge Group

Conduit Lender:          Blue Ridge
Lender Group Agent:      Wachovia
Liquidity Banks:         Wachovia
Commitment:              $175,000,000

                                     Sch A

                                   SCHEDULE B

                     DOCUMENTS TO BE DELIVERED TO THE AGENT

                       ON OR PRIOR TO THE INITIAL PURCHASE

A.    Documents to be Delivered on or Before The Closing Date.

      1. Executed copies of the Credit and Security Agreement, the Sale Agreement, the Performance Undertaking, the Funding Indemnity Agreement and the Fee Letter, each duly executed by the parties thereto.

      2. Copy of the Resolutions of the Board of Directors of each Loan Party and Performance Guarantor, certified by its respective Secretary, authorizing such Person's execution, delivery and performance of this Agreement and the other documents to be delivered by it hereunder.

      3. Articles or Certificate of Incorporation of each Loan Party and Performance Guarantor, certified by the Secretary of State of its jurisdiction of incorporation on or within thirty (30) days prior to the initial Advance.

      4. Good Standing Certificate for each Loan Party and Performance Guarantor issued by the Secretaries of State of its state of incorporation and each jurisdiction where it has material operations, each of which is listed below:

            a.    Borrower:

            b.    Servicer:

            c.    Performance Guarantor:

      5. A certificate of the Secretary of each Loan Party and Performance Guarantor certifying (i) the names and signatures of the officers authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder and (ii) a copy of such Person's By-Laws.

      6. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against Borrower and each Originator from the following jurisdictions:

            a.    Borrower:

            b.    Allied Waste North America, Inc.:

            c.    [ORIGINATOR]:

            d.    [ORIGINATOR]:

      7. The Liquidity Agreement, duly executed by each of the parties thereto.

                                   Sch B - 1

      8. If applicable, for each Lender that is not incorporated under the laws of the United States of America, or a state thereof, two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, as applicable, certifying in either case that such Lender is entitled to receive payments under the Agreement without deduction or withholding of any United States federal income taxes.

B.    Documents to be Delivered on or Before the Initial Funding Date.

      1. Copies of proper financing statements, to be filed under the UCC on or before the date of the initial Advance in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the interests contemplated by this Agreement and the Sale Agreement.

      2. Proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by Borrower or any Originator.

      3. Executed copies of Collection Account Agreements for each Lock-Box and Collection Account.

      4. A favorable opinion of legal counsel for Borrower, the Originators, the Servicer and Performance Guarantor acceptable to the Agent which addresses the following matters and such other matters as the Agent may reasonably request:

            (a) Each such Person is an entity duly organized, validly existing, and in good standing under the laws of the state of its formation.

            (b) Each such Person has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on such entity's business.

            (c) The execution and delivery by each such Person of the Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary organizational action and proceedings on the part of such entity and will not:

                  (i) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements); or

                  (ii) contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation or bylaws or of any material agreement, judgment, injunction, order, decree or other instrument binding upon such Person.

            (d) Each of the Transaction Documents to which each such Person is a party has been duly executed and delivered by such entity and constitutes the legally valid, and binding obligation of such entity enforceable in accordance with its terms, except to the

                                    Sch B - 2
      extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

            (e) The provisions of the Credit and Security Agreement are effective to create valid security interests in favor of the Agent, for the benefit of the Secured Parties, in all of Borrower's right, title and interest in and to the Receivables and Related Security described therein which constitute "accounts," "chattel paper" or "general intangibles" (each as defined in the UCC) (collectively, the "Opinion Collateral"), as security for the payment of the Obligations.

            (f) Each of the UCC-1 Financing Statements naming Borrower as debtor, and Agent, as secured party, to be filed in the filing offices, is in appropriate form for filing therein. Upon filing of such UCC-1 Financing Statements in such filing offices and payment of the required filing fees, the security interest in favor of the Agent, for the benefit of the Secured Parties, in the Opinion Collateral will be perfected.

            (g) The UCC search reports set forth the proper filing office and the proper debtor necessary to identify those persons who under the Delaware UCC have on file financing statements against Borrower covering the Opinion Collateral as of the date of such reports. Such search reports identify no secured party who has filed a financing statement naming Borrower as debtor, and describing the Opinion Collateral.

            (h) No such Person is a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      5.    A Compliance Certificate of Borrower and of the Performance
Guarantor.

      6. A Monthly Report as at the close of business on the last Business Day of the calendar month immediately preceding the month in which the Initial Funding Date occurs.

      7. A pro forma balance sheet of Borrower as at the Business Day immediately preceding the Initial Funding Date.

      8. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Agreement.

      9. If applicable, a direction letter executed by each of the Loan Parties authorizing the Agent and Blue Ridge, and directing warehousemen to allow the Agent and Blue Ridge to inspect and make copies from such Loan Party's books and records maintained at off-site data processing or storage facilities.

C.    Documents to be Delivered on or Before June 5, 2003.

      1. The Standstill Agreement, duly executed by each of the parties thereto.

                                    Sch B - 3

                                   SCHEDULE C

                                   ORIGINATORS

                                                       PLACE OF BUSINESS
     ORIGINATOR            FEIN             ADDRESS              CITY       STATE     ZIP
----------------------  ----------   ----------------------  -------------  -----  --------
Allied Waste            36-2750252   441 N. Buchanan Circle  Pacheco         CA    94553
Systems, Inc.

BFI Waste Systems of    41-1696636   2321 Kenmore Ave.       Kenmore         NY    14207-1311
North America, Inc.

Allied Waste            52-2044848   5590 East 55th Ave.     Commerce City   CO    80022
Transportation, Inc.

Browning-Ferris         62-0566788   363 Hwy 149 West        Clarksville     TN    37040
Industries of
Tennessee, Inc.

Delta Dade Recycling    65-1048925   15490 NW 97th Avenue    Miami           FL    33016
Corp.

Browning-Ferris         74-1819238   2270 - 2545 Dobbs Rd.   St. Augustine   FL    32086
Industries of Florida,
Inc.

Browning-Ferris         74-6186941   1717 Pennsylvania Ave.  Salem           OH    44460
Industries of Ohio,
Inc.

PSI Waste Systems,      82-0336097   6769 W. Overland Dr.    Idaho Falls     ID    83402
Inc.

                                                                     LOCATION OF
     ORIGINATOR         PRINCIPAL PLACE OF BUSINESS   JURISDICTION    RECORDS
----------------------  ----------------------------  ------------  ------------
Allied Waste            15880 N Greenway-Hayden Loop        DE       Places &
Systems, Inc.           Scottsdale, AZ 85260                         Principal
                                                                     Places of
                                                                     Business

BFI Waste Systems of    15880 N Greenway-Hayden Loop        DE       Places &
North America, Inc.     Scottsdale, AZ 85260                         Principal
                                                                     Places of
                                                                     Business

Allied Waste            15880 N Greenway-Hayden Loop        DE       Places &
Transportation, Inc.    Scottsdale, AZ 85260                         Principal
                                                                     Places of
                                                                     Business

Browning-Ferris         15880 N Greenway-Hayden Loop        TN       Places &
Industries of           Scottsdale, AZ 85260                         Principal
Tennessee, Inc.                                                      Places of
                                                                     Business

Delta Dade Recycling    15880 N Greenway-Hayden Loop        FL       Places &
Corp.                   Scottsdale, AZ 85260                         Principal
                                                                     Places of
                                                                     Business

Browning-Ferris         15880 N Greenway-Hayden Loop        DE       Places &
Industries of Florida,  Scottsdale, AZ 85260                         Principal
Inc.                                                                 Places of
                                                                     Business

Browning-Ferris         15880 N Greenway-Hayden Loop        DE       Places &
Industries of Ohio,     Scottsdale, AZ 85260                         Principal
Inc.                                                                 Places of
                                                                     Business

PSI Waste Systems,      15880 N Greenway-Hayden Loop        ID       Places &
Inc.                    Scottsdale, AZ 85260                         Principal
                                                                     Places of
                                                                     Business

                                   Sch C - 1

                                               PLACE OF BUSINESS
     ORIGINATOR          FEIN            ADDRESS            CITY     STATE   ZIP
--------------------  ----------  ---------------------  ----------  -----  -----
Allied Services, LLC  86-0897719  638D Anchor S. Street  Ft. Walton   FL    32548
                                                         Beach

BFI Waste Services,   86-1006825  260 W. Dickman Street  Baltimore    MD    21230
LLC

BFI Waste Services    86-1020962  W. Noblestown Rd.      Carnegie     PA    15106
of Pennsylvania, LLC

BFI Waste Services    86-1024452  320-A Charger St       Revere       MA    02151
of Massachusetts,
LLC

BFI Waste Services    86-1024527  4831 E. 25th Street    Amarillo     TX    79103
of Texas, LP

BFI Waste Services    86-1024528  57820 Charlotte Ave.   Elkhart      IN    46517
of Indiana, LP

Greenridge Waste      86-1026337  RD #1 Box 717          Scottdale    PA    15683
Services, LLC

Brenham Total Roll-   86-1038622  709 Hwy 36 North       Brenham      TX    77834
Offs, LP

Allied Waste North    86-0843596  15880 N Greenway-      Scottsdale   AZ    85260
America, Inc.                     Hayden Loop

                                                                    LOCATION OF
     ORIGINATOR         PRINCIPAL PLACE OF BUSINESS   JURISDICTION    RECORDS
----------------------  ----------------------------  ------------  -----------
Allied Services, LLC    15880 N Greenway-Hayden Loop      DE        Places &
                        Scottsdale, AZ 85260                        Principal
                                                                    Places of
                                                                    Business

BFI Waste Services,     15880 N Greenway-Hayden Loop      DE        Places &
LLC                     Scottsdale, AZ 85260                        Principal
                                                                    Places of
                                                                    Business

BFI Waste Services      15880 N Greenway-Hayden Loop      PA        Places &
of Pennsylvania, LLC    Scottsdale, AZ 85260                        Principal
                                                                    Places of
                                                                    Business

BFI Waste Services      15880 N Greenway-Hayden Loop      MA        Places &
of Massachusetts,       Scottsdale, AZ 85260                        Principal
LLC                                                                 Places of
                                                                    Business

BFI Waste Services      15880 N Greenway-Hayden Loop      DE        Places &
of Texas, LP            Scottsdale, AZ 85260                        Principal
                                                                    Places of
                                                                    Business

BFI Waste Services      15880 N Greenway-Hayden Loop      DE        Places &
of Indiana, LP          Scottsdale, AZ 85260                        Principal
                                                                    Places of
                                                                    Business

Greenridge Waste        RD #1 Box 717                     PA        Places &
Services, LLC                                                       Principal
                                                                    Places of
                                                                    Business

Brenham Total Roll-     709 Hwy 36 North                  DE        Places &
Offs, LP                                                            Principal
                                                                    Places of
                                                                    Business

Allied Waste North      15880 N Greenway-Hayden Loop      DE        Places &
America, Inc.           Scottsdale, AZ 85260                        Principal
                                                                    Places of
                                                                    Business

                                   Sch C - 2